________________________________________________________________________________


                            LEASE AGREEMENT BETWEEN


                    W9/CGN REAL ESTATE LIMITED PARTNERSHIP,


                               AS LANDLORD, AND


                             TENFOLD CORPORATION,


                                   AS TENANT


                            DATED FEBRUARY 4, 2000



                           600 LAS COLINAS BOULEVARD
                                 IRVING, TEXAS


________________________________________________________________________________

                            BASIC LEASE INFORMATION
                            -----------------------

Lease Date:         February 4, 2000

Landlord:           W9/CGN REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership

Tenant:             TENFOLD CORPORATION, a Delaware corporation

Premises:           Suite No. 600, containing 23,386 rentable square feet, in
                    the office building commonly known as 600 Las Colinas
                    Boulevard (the "Building"), and whose street address is 600
                                    --------
                    East Las Colinas Boulevard, Irving, Texas 75039. The
                    Premises are outlined on the plan attached to the Lease as
                    Exhibit A-1. The land on which the Building is located (the
                    -----------
                    "Land") is described on Exhibit B. The term "Building"
                     ----                   ---------
                    includes the related land, driveways, parking facilities, and similar improvements.

Term: Approximately 60 months, commencing on the Commencement Date and ending at 5:00 p.m. local time on the last day of the 60th full calendar month following the Commencement Date, subject to adjustment and earlier termination as provided in the Lease.

Commencement Date:  The earliest of (a) the date on which Tenant occupies any portion of the Premises and begins conducting business therein, (b) the date on which the Work (as defined in Exhibit D hereto) in the Premises is Substantially Completed
                    ---------
                    (as defined in Exhibit D hereto), (c) the date on which the
                                   ---------
                    Work in the Premises would have been Substantially Completed but for the occurrence of any Tenant Delay Days (as defined in Exhibit D hereto), or (d) April 1, 2000.
                       ---------

Basic Rent:         Basic Rent shall be the following amounts for the following periods of time:


                    ------------------------------------------------------------
                                     Monthly Basic Rent
                                     per Rentable Square
                       Lease Month          Foot           Monthly Basic Rent
                    ------------------------------------------------------------
                          1 - 24           $22.50               $43,848.75
                    ------------------------------------------------------------
                         25 - 36           $24.00               $46,772.00
                    ------------------------------------------------------------
                         37 - 60           $25.50               $49,695.25
                    ------------------------------------------------------------

                    As used herein, the term "Lease Month" shall mean each
                                              -----------
                    calendar month during the Term (and if the Commencement Date does not occur on the first day of a calendar month, the period from the Commencement Date to the first day of the next calendar month shall be included in the first Lease Month for purposes of determining the duration of the Term and the monthly Basic Rent rate applicable for such partial month).

Security Deposit:   [Intentionally deleted.]

Rent: Basic Rent, Tenant's Proportionate Share of Taxes and Electrical Costs, Tenant's share of Additional Rent, and all other sums that Tenant may owe to Landlord or otherwise be required to pay under the Lease.

Permitted Use:      General office use, including software development, training and demonstrations.

Tenant's Proportionate Share:
                    4.589%, which is the percentage obtained by dividing (a) the number of rentable square feet in the Premises as stated above by (b) the 509,559 rentable square feet in the Building. Landlord and Tenant stipulate that the number of rentable square feet in the Premises and in the Building set forth above shall be binding upon them.

Expense Stop:       Operating Costs per rentable square foot in the Building for the calendar year 2000 (grossed up as provided in Section
                    4.(b)(6) of the Lease).

Base Tax Year:      The calendar year 2000.

Initial Liability Insurance Amount:
                    $3,000,000.


Tenant's        Tenfold Corporation             With a copy to:
Address:        180 West Election Road          --------------
                Suite 100                       Tenfold Corporation
                Draper, Utah 84020              100 Foster City Boulevard
                Attention: General Counsel      Suite 200
                Telephone: 801-495-1010         Foster City, California 94404
                Telecopy: 801-495-0353          Attention: Lease Administrator
                                                Telephone: 650-570-5711
                                                Telecopy: 650-570-5988


Landlord's      For all Notices:                With a copy to:
Address:        ---------------                 --------------
                W9/CGN Real Estate Limited      W9/CGN Real Estate Limited
                Partnership                     Partnership
                c/o Grubb & Ellis               c/o Archon Group, L.P.
                600 E. Las Colinas Boulevard,   600 East Las Colinas Blvd.,
                Suite 100                       Suite 400
                Irving, Texas 75039             Irving, Texas 75039
                Attention: Property Manager     Attention: General Counsel -
                Telephone: 972-869-0044         600 Las Colinas Blvd.
                Telecopy: 972-869-2043          Telephone: 972-368-2200
                                                Telecopy: 972-368-3199

The foregoing Basic Lease Information is incorporated into and made a part of the Lease identified above. If any conflict exists between any Basic Lease Information and the Lease, then the Lease shall control.


LANDLORD:                W9/CGN REAL ESTATE LIMITED PARTNERSHIP, a Delaware
                         limited partnership
                         By: W9/CGN Gen-Par, Inc., a Delaware corporation, its
                             general partner


                             By: /s/ William G. Mundinger II
                                ----------------------------
                             Name: William G. Mundinger II
                                  --------------------------
                             Title: Assistant Vice President
                                   -------------------------


TENANT:                  TENFOLD CORPORATION, a Delaware corporation


                         By: /s/ Robert P. Hughes
                            --------------------------------
                         Name: Robert P. Hughes
                              ------------------------------
                         Title: Chief Financial Officer
                               -----------------------------

                                     LEASE
                                     -----

     THIS LEASE AGREEMENT (this "Lease") is entered into as of February 4, 2000,
                                 -----
between W9/CGN REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership ("Landlord"), and TENFOLD CORPORATION, a Delaware corporation ("Tenant").
  --------                                                      ------

     1.   Definitions and Basic Provisions.  The definitions and basic
          --------------------------------
provisions set forth in the Basic Lease Information (the "Basic Lease
                                                          -----------
Information") executed by Landlord and Tenant contemporaneously herewith are
-----------
incorporated herein by reference for all purposes. Additionally, the following terms shall have the following meanings when used in this Lease: "Affiliate"
                                                                  ---------
means any person or entity which, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the party in question; "Building's Structure" means the Building's exterior walls,
                    --------------------
roof, elevator shafts, footings, foundations, structural portions of load-bearing walls, structural floors and subfloors, and structural columns and beams; "Building's Systems" means the Building's HVAC, elevators, life-safety,
        ------------------
plumbing, electrical, and mechanical systems; "including" means including,
                                               ---------
without limitation; "Laws" means all federal, state, and local laws, rules and
                     ----
regulations, all court orders, governmental directives, and governmental orders, and all restrictive covenants affecting the Building, and "Law" shall mean any
                                                           ---
of the foregoing; and "Tenant Party" means any of the following persons:
                       ------------
Tenant; any assignees claiming by, through, or under Tenant; any subtenants claiming by, through, or under Tenant; and any of their respective agents, contractors, employees, and invitees.

     2.   Lease Grant.  Subject to the terms of this Lease, Landlord leases to
          -----------
Tenant, and Tenant leases from Landlord, the Premises.

     3.   Tender of Possession. Landlord and Tenant presently anticipate that
          --------------------
possession of the Premises will be tendered to Tenant (with the Work to be performed by Landlord therein, if any, Substantially Completed) on or about March 15, 2000 (the "Estimated Delivery Date"). If Landlord is unable to tender
                     -----------------------
possession of the Premises in such condition to Tenant by the Estimated Delivery Date, then (a) Landlord shall not be in default hereunder or be liable for damages therefor, and (b) Tenant shall accept possession of the Premises when Landlord tenders possession thereof to Tenant. Notwithstanding the foregoing, if the Work in the Premises is not Substantially Completed by the Completion Termination Date, Tenant may terminate this Lease by delivering to Landlord written notice thereof at any time before the earlier of (1) ten days following the Completion Termination Date or (2) the date on which the Work in the Premises is Substantially Completed. The termination right afforded to Tenant under this Section 3 shall be Tenant's sole remedy for Landlord's failure to timely Substantially Complete the Work. Time is of the essence for the delivery of Tenant's termination notice under this Section 3; accordingly, if Tenant fails timely to deliver any such notice, Tenant's right to terminate this Lease under this Section 3 shall expire. As used herein, "Completion Termination Date"
                                                    ---------------------------
means 180 days after the Estimated Delivery Date, plus the number of Tenant Delay Days and the number of Force Majeure Delay Days. As used herein, "Force
                                                                         -----
Majeure Delay Days" means any delay in achieving Substantial Completion with
------------------
respect to the Work for the reasons specified in Section 25.(c) of this Lease. By occupying the Premises, Tenant shall be deemed to have accepted the Premises in their condition as of the date of such occupancy, subject to the performance of punch-list items that remain to be performed by Landlord, if any. Prior to occupying the Premises, Tenant shall execute and deliver to Landlord a letter substantially in the form of Exhibit E hereto confirming (A) the Commencement
                             ---------
Date and the expiration date of the initial Term, (B) that Tenant has accepted the Premises, and (C) that Landlord has performed all of its obligations with respect to the Premises (except for punch-list items specified in such letter). Occupancy of the Premises by Tenant prior to the Commencement Date shall be subject to all of the provisions of this Lease excepting only those requiring the payment of Basic Rent, Additional Rent, Taxes and Electrical Costs (each as defined herein).

     4.   Rent.
          ----

          (a)  Payment.  Tenant shall timely pay to Landlord Rent, without
               -------
notice, demand, deduction or set off (except as otherwise expressly provided herein), at Landlord's address provided for in this Lease or as otherwise specified by Landlord and shall be accompanied by all applicable state and local sales or use taxes. Basic Rent, adjusted as herein provided, shall be payable monthly in advance. The first monthly installment of Basic Rent shall be payable contemporaneously with the execution of this Lease; thereafter, Basic Rent shall be payable on the first day of each month beginning on the first day of the second full calendar month of the Term. The monthly Basic Rent for any partial month at the beginning of the Term shall equal the product of 1/365 of the annual Basic Rent in effect during the partial month and the number of days in the partial month from and after the Commencement Date, and shall be due on the Commencement Date.

          (b)  Operating Costs; Taxes; Electrical Costs.
               ----------------------------------------

               (1) Tenant shall pay to Landlord the amount (per each rentable square foot in the Premises) ("Additional Rent") by which the annual
                                    ---------------
     Operating Costs (defined below) per rentable square foot in the Building exceed the Expense Stop (per rentable square foot in the Building). Landlord may make a good faith estimate of the Additional Rent to be due by Tenant for any calendar year or part thereof during the Term. During each calendar year or partial calendar year of the Term (after the base year, if the Expense Stop is calculated on a base year basis), Tenant shall pay to Landlord, in advance concurrently with each monthly installment of Basic Rent, an amount equal to the estimated Additional Rent for such calendar year or part thereof divided by the number of months therein. From time to time, Landlord may estimate and re-estimate the Additional Rent to be due by Tenant and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Additional Rent payable by Tenant shall be appropriately adjusted in accordance with the estimations so that, by the end of the calendar year in question, Tenant shall have paid all of the Additional Rent as estimated by Landlord. Any amounts paid based on such an estimate shall be subject to adjustment as herein provided when actual Operating Costs are available for each calendar year.

          (2)  The term "Operating Costs" shall mean all expenses and
                         ---------------
     disbursements (subject to the limitations set forth below) that Landlord incurs in connection with the ownership, operation, and maintenance of the Building, determined in accordance with sound accounting principles consistently applied, including the following costs: (A) wages and salaries (including management fees consistent with other similar class A buildings in the Las Colinas Urban Center) of all on-site employees at or below the grade of senior building manager engaged in the operation, maintenance or security of the Building (together with Landlord's reasonable allocation of expenses of off-site employees at or below the grade of senior building manager who perform a portion of their services in connection with the operation, maintenance or security of the Building), including taxes, insurance and benefits relating thereto; (B) all supplies and materials used in the operation, maintenance, repair, replacement, and security of the Building; (C) costs for improvements made to the Building which, although capital in nature, are reasonably expected to reduce the normal operating costs (including all utility costs) of the Building, as amortized using a commercially reasonable interest rate over the time period reasonably estimated by Landlord to recover the costs thereof taking into consideration the anticipated cost savings, as determined by Landlord using its good faith, commercially reasonable judgment, as well as capital improvements made in order to comply with any Law hereafter promulgated by any governmental authority or any interpretation hereafter rendered with respect to any existing Law, as amortized using a commercially reasonable interest rate over the useful economic life of such improvements as determined by Landlord in its reasonable discretion; (D) cost of all utilities, except Electrical Costs and the cost of other utilities reimbursable to Landlord by the Building's tenants other than pursuant to a provision similar to this Section 4.(b); (E) insurance expenses; (F) repairs, replacements, and general maintenance of the Building except those repair and replacement costs that are reimbursed by warranties or insurance proceeds; and (G) service or maintenance contracts with independent contractors for the operation, maintenance, repair, replacement, or security of the Building (including alarm service, window cleaning, and elevator maintenance).

          Operating Costs shall not include costs for (i) capital improvements made to the Building, other than capital improvements described in Section 4.(b)(2)(C) and except for items which are generally considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies, and the like; (ii) repair, replacements and general maintenance paid by proceeds of insurance or by Tenant or other third parties; (iii) interest, amortization or other payments on loans to Landlord; (iv) depreciation; (v) leasing commissions; (vi) legal expenses for services, other than those that benefit the Building tenants generally (e.g., tax disputes); (vii) renovating or otherwise improving space for occupants of the Building or vacant space in the Building; (viii) Taxes;
     (ix) federal income taxes imposed on or measured by the income of Landlord from the operation of the Building; (x) original construction costs of the Building; (xi) reserves for repairs, maintenance and replacements (as opposed to escrows for such things as taxes and insurance expenses, both of which may be included in Operating Costs); (xii) costs or expenses associated with leasing space in the Building or the sale of any interest in the Building, including advertising and marketing, commissions or any amounts paid for on behalf of a tenant such as space planning, moving costs, rental and other tenant concessions; (xiii) ground rents; (xiv) costs of electricity outside normal business hours sold to tenants of the Building by Landlord or any other special service to tenants or service in excess of that furnished to Tenant or which are over and above the rent and escalations payable under the lease agreement with that tenant (including after-hour HVAC costs); (xv) expenses for repairs, replacements or improvements arising from the initial construction of the Building to the extent such expenses are either a) reimbursed to Landlord by virtue of warranties from contractors or suppliers or b) result by reason of deficiencies in design or workmanship except conditions resulting from ordinary wear and tear; (xvi) the excess over competitive costs by independent suppliers and contractors, of the cost of supplies and services provided by subsidiaries and affiliates of Landlord; (xvii) Landlord's general overhead except to the extent it is expended in direct connection with management and operation of the Building; (xviii) accounting or legal fees incurred in tenant disputes, or in procuring tenants, or for fees not related to the operation and maintenance of the Building but personal to Landlord; (xix) all costs shall be "net" only and shall be reduced by the amount of insurance (or the amount of reimbursement if Landlord would have maintained insurance per Landlord's requirements in the Lease), condemnation awards or other reimbursement, recoupment, payment, discount, warrantee, guarantee or allowance received by Landlord; (xx) costs of renovating or otherwise improving space for new tenants or in renovating space vacated by any tenant or any other work which Landlord performs for any tenant; (xxi) costs relating to maintaining Landlord's existence, either as a corporation, partnership, or other entity, such as trustee's fees, annual fees, partnership organization or administration expenses, deed recordation expenses, legal and accounting fees (other than with respect to Building operations); (xxii) interest or penalties arising by reason of Landlord's failure to timely pay any Operating Costs or Taxes, provided such late payment was caused (in whole or in part) by a Tenant Party; (xxiii) costs incurred to contain, encapsulate, remove or remedy any hazardous or toxic wastes, materials or substances from either the Building or Land or any tests or surveys obtained in connection with the above, unless such incurred costs are caused, in whole or in part, by a Tenant Party; (xxiv) rental and other expenses incurred in leasing air condition systems, elevators or other equipment considered to be of a capital nature under generally accepted accounting principles, except equipment used in emergency situations or in providing janitorial services when such equipment is not affixed to the Building; (xxv) costs incurred because the Building or common areas violate any valid, applicable building code, regulation or law in effect and as interpreted by government authorities before the date on which this Lease is signed (including fines, penalties, interest and the costs of repairs, replacements, alterations or improvements necessary to make the Building or common areas comply with applicable past laws in effect and as interpreted by government authorities before the date on which this Lease is signed, such as sprinkler installation or requirements under the Americans With Disabilities Act of 1990; (xxvi) costs for acquisitions of sculpture, paintings or other objects of art; (xxvii) title insurance, automobile insurance, key man and other life insurance, long-term disability insurance and health, accident and sickness insurance, excepting only group plans providing reasonable benefits to persons of the grade of building manager and below employed in the operation and management of the Building (provided that the cost of insurance with respect to any such employee dividing his or her time between the Building and any other buildings shall be apportioned pro rata among all such buildings); (xxviii) the cost of removal of halon or CFCs from the Building, unless the cost incurred is cause, in whole or in part, by a Tenant Party; and (xxix) costs of any items for which Landlord receives reimbursement from insurance proceeds (insurance proceeds shall be excluded from Operating Costs in the year in which they are received, except that any deductible amount under any insurance policy shall be included within Operating Costs). If the Expense Stop is calculated on a base year basis, Operating Costs for the base year only shall not include market-wide labor-rate increases due to extraordinary circumstances, including boycotts and strikes; utility rate increases due to extraordinary circumstances, including conservation surcharges, boycotts, embargos or other shortages; or amortized costs relating to capital improvements.

               (3) Tenant shall also pay its Proportionate Share of any increase in Taxes for each year and partial year falling within the Term over the Taxes for the Base Tax Year. Tenant shall pay its Proportionate Share of Taxes in the same manner as provided above for Additional Rent with regard to Operating Costs. "Taxes" shall mean taxes, assessments, and
                                      -----
     governmental charges or fees whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes and assessments (including non-governmental assessments for common charges under a restrictive covenant or other private agreement that are not treated as part of Operating Costs) now or hereafter attributable to the Building (or its operation), excluding, however, penalties and interest thereon and federal and state taxes on income (if the present method of taxation changes so that in lieu of the whole or any part of any Taxes, there is levied on Landlord a capital tax directly on the rents received therefrom or a franchise tax, assessment, or charge based, in whole or in part, upon such rents for the Building, then all such taxes, assessments, or charges, or the part thereof so based, shall be deemed to be included within the term "Taxes" for purposes hereof). Taxes shall include the actual and reasonable costs of consultants retained in an effort to lower taxes and all costs incurred in disputing any taxes or in seeking to lower the tax valuation of the Building. For property tax purposes, Tenant waives all rights to protest or appeal the appraised value of the Premises, as well as the Building, and all rights to receive notices of reappraisement as set forth in Sections 41.413 and 42.015 of the Texas Tax Code.

               (4) Tenant shall also pay to Landlord Tenant's Proportionate Share of the cost of all electricity used by the Building ("Electrical
                                                                 ----------
     Costs"). Such amount shall be payable in monthly installments on the
     -----
     Commencement Date and on the first day of each calendar month thereafter. Each installment shall be based on Landlord's estimate of the amount due for each month. From time to time during any calendar year, Landlord may estimate or re-estimate the Electrical Costs to be due by Tenant for that calendar year and deliver a copy of the estimate or re-estimate to Tenant. Thereafter, the monthly installments of Electrical Costs payable by Tenant shall be appropriately adjusted in accordance with the estimations. Electrical Costs shall be billed at actual cost from the local utility without any markup or service charges. Landlord's reasonable estimate of calendar year 2000 Electrical Costs is $1.07 per rentable square foot in the Building; however, Landlord and Tenant agree that such figure shall not be interpreted as the maximum amount which may be charged to Tenant for Electrical Costs per rentable square foot during calendar year 2000.

               (5) By April 1 of each calendar year, or as soon thereafter as practicable, Landlord shall furnish to Tenant a statement of Operating Costs and Electrical Costs for the previous year, in each case adjusted as provided in Section 4.(b)(6), and of the Taxes for the previous year (the "Operating Costs and Tax Statement"). If Tenant's estimated payments of
      ---------------------------------
     Operating Costs, Electrical Costs or Taxes under this Section 4.(b) for the year covered by the Operating Costs and Tax Statement exceed Tenant's share of such items as indicated in the Operating Costs and Tax Statement, then Landlord shall promptly credit or reimburse Tenant for such excess; likewise, if Tenant's estimated payments of Operating Costs, Electrical Costs or Taxes under this Section 4.(b) for such year are less than Tenant's share of such items as indicated in the Operating Costs and Tax Statement, then Tenant shall promptly pay Landlord such deficiency.

               (6) With respect to any calendar year or partial calendar year in which the Building is not occupied to the extent of 100% of the rentable area thereof, the Operating Costs and Electrical Costs for such period shall, for the purposes hereof, be increased to the amount which would have been incurred had the Building been occupied to the extent of 100% of the rentable area thereof.

               (7) Provided no Event of Default then exists, after receiving an annual Operating Costs and Tax Statement and giving Landlord 30-days' prior written notice thereof, Tenant may inspect or audit Landlord's records relating to Operating Costs for the period of time covered by such Operating Costs and Tax Statement in accordance with the following provisions. If Tenant fails to object to the calculation of Operating Costs on an annual Operating Costs and Tax Statement within 30 days after the statement has been delivered to Tenant, or if Tenant fails to conclude its audit or inspection within 90 days after the statement has been delivered to Tenant, then Tenant shall have waived its right to object to the calculation of Operating Costs for the year in question and the calculation of Operating Costs set forth on such statement shall be final. Tenant's audit or inspection shall be conducted where Landlord maintains its books and records, shall not unreasonably interfere with the conduct of Landlord's business, and shall be conducted only during business hours reasonably designated by Landlord. Tenant shall pay the cost of such audit or inspection, including $150 per hour of Landlord's or the building manager's employee time devoted to such inspection or audit in excess of the first four hours (Landlord shall provide the first four such hours to Tenant free of charge) to reimburse Landlord for its overhead costs allocable to the inspection or audit, unless the total Operating Costs for the period in question is determined to be in error by more than 5% in the aggregate, and, as a result thereof, Tenant paid to Landlord $0.50 per square foot in the Premises more than the actual Operating Costs due for such period, in which case Landlord shall pay the audit cost (not to exceed the amount Tenant was overcharged for the period in question). Tenant may not conduct an inspection or have an audit performed more than once during any calendar year. Tenant or the accounting firm conducting such audit shall, at no charge to Landlord, submit its audit report in draft form to Landlord for Landlord's review and comment before the final approved audit report is submitted to Landlord, and any reasonable comments by Landlord shall be incorporated into the final audit report. If such inspection or audit reveals that an error was made in the Operating Costs previously charged to Tenant, then Landlord shall refund to Tenant any overpayment of any such costs, or Tenant shall pay to Landlord any underpayment of any such costs, as the case may be, within 30 days after notification thereof. Provided Landlord's accounting for Operating Costs is consistent with the terms of this Lease, Landlord's good faith judgment regarding the proper interpretation of this Lease and the proper accounting for Operating Costs shall be binding on Tenant in connection with any such audit or inspection. Tenant shall maintain the results of each such audit or inspection confidential and shall not be permitted to use any third party to perform such audit or inspection, other than a certified public accountant (A) reasonably acceptable to Landlord, (B) which is not compensated on a contingency fee basis or in any other manner which is dependent upon the results of such audit or inspection (and Tenant shall deliver the fee agreement or other similar evidence of such fee arrangement to Landlord upon request), and (C) which agrees with Landlord in writing to maintain the results of such audit or inspection confidential. Notwithstanding the foregoing, Tenant shall have no right to conduct an audit if Landlord furnishes to Tenant an audit report for the period of time in question prepared by an independent certified public accounting firm of recognized national standing (whether originally prepared for Landlord or another party). Nothing in this Section 4.(b)(7) shall be construed to limit, suspend or abate Tenant's obligation to pay Rent when due, including Additional Rent.

     5.   Delinquent Payment; Handling Charges.  All past due payments required
          ------------------------------------
of Tenant hereunder shall bear interest from the date due until paid at the lesser of eighteen percent per annum or the maximum lawful rate of interest; additionally, Landlord may charge Tenant a fee equal to five percent of the delinquent payment to reimburse Landlord for its cost and inconvenience incurred as a consequence of Tenant's delinquency. In no event, however, shall the charges permitted under this Section 5 or elsewhere in this Lease, to the extent they are considered to be interest under applicable Law, exceed the maximum lawful rate of interest. Notwithstanding the foregoing, the late fee referenced above shall not be charged with respect to the first two occurrences (but not any subsequent occurrence) during any 12-month period that Tenant fails to make payment when due, until five days after Landlord delivers written notice of such delinquency to Tenant.

     6.   Security Deposit.  Landlord agrees to waive Tenant's payment of a
          ----------------
security deposit (the "Security Deposit") in connection with the execution of
                       ----------------
this Lease. Notwithstanding the foregoing, if, during the three-month period immediately preceding the leasing by Tenant during the initial Term of any additional space in the Building (including under Tenant's Right of Opportunity hereunder), Tenant's

Tangible Net Worth (defined below) decreases to a level below Tenant's Tangible Net Worth for the third quarter of 1999 (which amount is stipulated by Landlord and Tenant to be $57,671,000), Tenant shall deliver to Landlord a standby, unconditional, irrevocable letter of credit (the "Letter of Credit") in the face
                                                  ----------------
amount of the construction allowance plus all commissions paid by Landlord for leasing the space in question. The Letter of Credit shall be issued by any of the five largest national banking associations with banking offices in Dallas, Texas, shall permit partial draws thereon, and shall otherwise be in the form of Exhibit J attached hereto or another form reasonably acceptable to Landlord.
---------
Tenant shall from time to time cause its letter of credit to be renewed no later than 30 days prior to any expiration date thereof so that its letter of credit remains in effect for 30 days after the scheduled expiration date of the Term or any renewal Term; if Tenant fails timely to renew its letter of credit, then Landlord shall have the right to draw thereon, and retain the amounts so drawn as the Security Deposit. Landlord may draw upon the letter of credit and apply the proceeds thereof to perform any of Tenant's unperformed obligations under this Lease. After any such draw, Tenant shall pay to Landlord on demand the amount so drawn to be held as part of the Security Deposit. Tenant hereby irrevocably appoints Landlord its true and lawful attorney-in-fact, such power of attorney being coupled with an interest, with full power of substitution, to do any one or more of the following in its sole discretion upon the occurrence of an Event of Default under the Lease: (1) demand, collect, receive, sue for, compound and give acquittance for any and all amounts which may be or become due or payable with respect to the letter of credit and all funds evidenced thereby,
(2) execute any and all withdrawal receipts or others orders for the payment of money drawn from the letter of credit, (3) endorse the name of Tenant on all commercial paper given in payment or in partial payment of the letter of credit,
(4) file any claim or institute any proceeding with respect to the letter of credit, (5) transfer the letter of credit into the name of Landlord or its nominee, and (6) take any other action which Landlord may deem necessary or appropriate to protect and preserve the right, title, and interest of Landlord under the Lease. To further secure Tenant's obligations under the Lease, Tenant hereby pledges to Landlord, and grants to Landlord a security interest in, the letter of credit, and all renewals and replacements thereof, and proceeds therefrom. The Security Deposit is not an advance payment of Rent or a measure or limit of Landlord's damages upon an Event of Default (as defined herein). Landlord may, from time to time following an Event of Default and without prejudice to any other remedy, use all or a part of the Security Deposit to perform any obligation Tenant fails to perform hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Provided that Tenant has performed all of its obligations hereunder, Landlord shall, within 30 days after the Term ends, return to Tenant the portion of the Security Deposit which was not applied to satisfy Tenant's obligations. The Security Deposit may be commingled with other funds, and no interest shall be paid thereon. If Landlord transfers its interest in the Premises and the transferee assumes Landlord's obligations under this Lease, then Landlord may assign the Security Deposit to the transferee and Landlord thereafter shall have no further liability for the return of the Security Deposit.

     7.   Landlord's Obligations.
          ----------------------

          (a)  Services.  Landlord shall furnish to Tenant (1) water at those
               --------
points of supply provided for general use of tenants of the Building; (2) heated and refrigerated air conditioning ("HVAC") as appropriate, at such temperatures
                                    ----
and in such amounts as are consistent with other similar class A buildings in the Las Colinas Urban Center; (3) janitorial service to the Premises on weekdays, other than holidays, for Building-standard installations in accordance with the janitorial specifications in Exhibit K hereto (Landlord reserves the
                                      ---------
right to modify and/or replace such specifications from time to time so long as such modifications and/or replacement specifications are consistent with the janitorial services provided in other similar class A buildings in the Las Colinas Urban Center) and such window washing as may from time to time be reasonably required; (4) elevators for ingress and egress to the floor on which the Premises are located, in common with other tenants, provided that Landlord may reasonably limit the number of operating elevators during non-business hours and holidays; and (5) electrical current during normal business hours for equipment that does not require more than 110 volts and whose electrical energy consumption does not exceed normal office usage. Landlord shall maintain the common areas of the Building in reasonably good order and condition, except for damage caused by a Tenant Party. If Tenant desires any of the services specified in Section 7.(a)(2): (A) at any time other than between 8:00 a.m. and 6:00 p.m. on weekdays and between 8:00 a.m. and 1:00 p.m. on Saturday (in each case other than holidays), or (B) on Sunday or holidays, then such services shall be supplied to Tenant upon the written request of Tenant delivered to Landlord before 3:00 p.m. on the business day preceding such extra usage, and Tenant shall pay to Landlord the cost of such services within 30 days after Landlord has delivered to Tenant an invoice therefor. The costs incurred by Landlord in providing after-hour HVAC service to Tenant shall include costs for electricity, water, sewage, water treatment, labor, metering, filtering, and maintenance reasonably allocated by Landlord to providing such service. Landlord's reasonable estimate of calendar year 2000 after-normal-business-hours charges for HVAC is $25 per hour per one-half floor of the Building (with a two-hour minimum); however, Landlord and Tenant agree that such figure shall not be interpreted as the maximum amount which may be charged to Tenant for such services.

          (b)  Excess Utility Use.  Landlord shall not be required to furnish
               ------------------
electrical current for equipment that requires more than 110 volts or other equipment whose electrical energy consumption exceeds normal office usage. If Tenant's requirements for or consumption of electricity exceed the electricity to be provided by Landlord as described in Section 7.(a), Landlord shall, at Tenant's expense, make reasonable efforts to supply such service through the then-existing feeders and risers serving the Building and the Premises, and Tenant shall pay to Landlord the cost of such service within 30 days after Landlord has delivered to Tenant an invoice therefor. Landlord may determine the amount of such additional consumption and potential consumption by any verifiable method, including installation of a separate meter in the Premises installed, maintained, and read by Landlord, at Tenant's expense. Tenant shall not install any electrical equipment requiring special wiring or requiring voltage in excess of 110 volts or otherwise exceeding Building capacity unless approved in advance by Landlord. The use of electricity in the Premises shall not exceed the capacity of existing feeders and risers to or wiring in the Premises. Any risers or wiring required to meet Tenant's excess electrical requirements shall, upon Tenant's written request, be installed by Landlord, at Tenant's cost, if, in Landlord's judgment, the same are necessary and shall not cause permanent damage to the Building or the Premises, cause or create a dangerous or hazardous condition, entail excessive or unreasonable alterations, repairs, or expenses, or interfere with or disturb other tenants of the Building. If Tenant uses machines or equipment in the Premises which affect the temperature otherwise maintained by the air conditioning system or otherwise overload any utility, Landlord may install supplemental air conditioning units or other supplemental equipment in the Premises, and the cost thereof, including the cost of installation, operation, use, and maintenance, shall be paid by Tenant to Landlord within 30 days after Landlord has delivered to Tenant an invoice therefor.

          (c)  Restoration of Services; Abatement.  Landlord shall use
               ----------------------------------
commercially reasonable efforts to restore any service required of it that becomes unavailable; however, such unavailability shall not render Landlord liable for any damages caused thereby, be a constructive eviction of Tenant, constitute a breach of any implied warranty, or, except as provided in the next sentence, entitle Tenant to any abatement of Tenant's obligations hereunder. If, however, Tenant is prevented from using the Premises for more than 15 consecutive business days because of the unavailability of any such service (or seven consecutive business days because of the unavailability and the restoration of such services is within the reasonable control of

Landlord) and such unavailability was not caused by a Tenant Party, then Tenant shall, as its exclusive remedy be entitled to a reasonable abatement of Rent for each consecutive day (after such 15-day period [or after such seven-day period, as applicable]) that Tenant is so prevented from using the Premises.



     8.   Improvements; Alterations; Repairs; Maintenance.
          -----------------------------------------------


          (a)  Improvements; Alterations.  Improvements to the Premises shall be
               -------------------------
installed at Tenant's expense only in accordance with plans and specifications which have been previously submitted to and approved in writing by Landlord, which approval shall be governed by standards in the following sentence. No alterations or physical additions in or to the Premises may be made without Landlord's prior written consent, which shall not be unreasonably withheld, conditioned or delayed; however, Landlord may withhold its consent to any alteration or addition that would adversely affect (in the reasonable discretion of Landlord) (1) the Building's Structure or the Building's Systems (including the Building's restrooms or mechanical rooms), (2) the exterior appearance of the Building, or (3) the appearance of the Building's common areas or elevator lobby areas. Tenant shall not paint or install lighting or decorations, signs, window or door lettering, or advertising media of any type on or about the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed; however, Landlord may withhold its consent to any such painting or installation which would affect the appearance of the exterior of the Building or of any common areas of the Building. Notwithstanding the foregoing, Tenant shall not be required to obtain Landlord's consent for repainting, recarpeting, or other alterations, tenant improvements, alterations or physical additions to the Premises which are cosmetic in nature totaling less than $10,000 in any single instance or series of related alternations performed within a six-month period (provided that Tenant shall not perform any improvements, alterations or additions to the Premises in stages as a means to subvert this provision), in each case provided that (A) Tenant delivers to Landlord written notice thereof, a list of contractors and subcontractors to perform the work (and certificates of insurance for each such party) and any plans and specifications therefor prior to commencing any such alterations, additions, or improvements (for informational purposes only so long as no consent is required by Landlord as required by this Lease), (B) the installation thereof does not involve any core drilling or the configuration or location of any exterior of interior walls of the Building, and (C) such alterations, additions and improvements will not affect (i) the Building's Structure or the Building's Systems, (ii) the provision of services to other Building tenants, or (iii) the appearance of the Building's common areas or the exterior of the Building. All alterations, additions, and improvements shall be constructed, maintained, and used by Tenant, at its risk and expense, in accordance with all Laws; Landlord's consent to or approval of any alterations, additions or improvements (or the plans therefor) shall not constitute a representation or warranty by Landlord, nor Landlord's acceptance, that the same comply with sound architectural and/or engineering practices or with all applicable Laws, and Tenant shall be solely responsible for ensuring all such compliance.


          (b)  Repairs; Maintenance.  Tenant shall maintain the Premises in a
               --------------------
clean, safe, and operable condition, and shall not permit or allow to remain any waste or damage to any portion of the Premises. Tenant shall repair or replace, subject to Landlord's direction and supervision, any damage to the Building caused by a Tenant Party. If Tenant fails to make such repairs or replacements within 15 business days after the occurrence of such damage, then Landlord may make the same at Tenant's cost. If any such damage occurs outside of the Premises, then Landlord may elect to repair such damage at Tenant's expense, rather than having Tenant repair such damage. The cost of all repair or replacement work performed by Landlord under this Section 8 shall be paid by Tenant to Landlord within 30 days after Landlord has invoiced Tenant therefor.


          (c)  Performance of Work.  All work described in this Section 8 shall
               -------------------
be performed only by Landlord or by contractors and subcontractors approved in writing by Landlord. Tenant shall cause all contractors and subcontractors to procure and maintain insurance coverage naming Landlord as an additional insured against such risks, in such amounts, and with such companies as Landlord may reasonably require. All such work shall be performed in accordance with all Laws and in a good and workmanlike manner so as not to damage the Building (including the Premises, the Building's Structure and the Building's Systems). All such work which may affect the Building's Structure or the Building's Systems must be approved by the Building's engineer of record, at Tenant's expense and, at Landlord's election, must be performed by Landlord's usual contractor for such work.

          (d)  Mechanic's Liens. Tenant shall not permit any mechanic's liens to
               ----------------
be filed against the Premises or the Building for any work performed, materials furnished, or obligation incurred by or at the request of Tenant. If such a lien is filed, then Tenant shall, within ten business days after Landlord has delivered notice of the filing thereof to Tenant (or such earlier time period as may be necessary to prevent the forfeiture of the Building or any interest of Landlord therein or the imposition of a civil or criminal fine with respect thereto), either (1) pay the amount of the lien and cause the lien to be released of record, or (2) diligently contest such lien and deliver to Landlord a bond or other security reasonably satisfactory to Landlord. If Tenant fails to timely take either such action, then Landlord may pay the lien claim, and any amounts so paid, including expenses and interest, shall be paid by Tenant to Landlord within ten days after Landlord has invoiced Tenant therefor. All materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter contracting with Tenant or any contractor or subcontractor of Tenant for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Premises, at any time from the date hereof until the end of the Term, are hereby charged with notice that they look exclusively to Tenant to obtain payment for same. Nothing herein shall be deemed a consent by Landlord to any liens being placed upon the Building or Landlord's interest therein due to any work performed by or for Tenant.


     9.   Use.  Tenant shall continuously occupy and use the Premises only for
          ---
the Permitted Use and shall comply with all Laws relating to the use, condition, access to, and occupancy of the Premises. The population density within the Premises as a whole shall at no time exceed one person for each 200 rentable square feet in the Premises. Tenant shall not conduct second or third shift operations within the Premises; however, Tenant may use the Premises after normal business hours, so long as Tenant is not generally conducting business from the Premises after normal business hours. The Premises shall not be used for any use which is disreputable, creates extraordinary fire hazards, or results in an increased rate of insurance on the Building or its contents, or for the storage of any Hazardous Materials (other than typical office supplies [e.g., photocopier toner] and then only in compliance with all Laws). Tenant shall not use any substantial portion of the Premises for a "call center," any other telemarketing use, or any credit processing use. If, because of a Tenant Party's acts, the rate of insurance on the Building or its contents increases, then such acts shall be an Event of Default, Tenant shall pay to Landlord the amount of such increase on demand, and acceptance of such payment shall not waive any of Landlord's other rights. Tenant shall conduct its business and control each other Tenant Party so as not to create any nuisance or unreasonably interfere with other tenants or Landlord in its management of the Building.


     10.  Assignment and Subletting.
          -------------------------


          (a)  Transfers.  Except as provided in Section 10.(g), Tenant shall
               ---------
not, without the prior written consent of Landlord, (1) assign, transfer, or encumber this Lease or any estate or interest herein, whether directly or by operation of law, (2) permit any other entity to become Tenant hereunder by merger, consolidation, or other reorganization, (3) if Tenant is an entity other than a corporation whose stock is publicly traded, permit the transfer of an ownership interest in Tenant so as to result in a change in the current control of Tenant, (4) sublet any portion of the Premises, (5) grant any license, concession, or other right of occupancy of any portion of the Premises, or (6) permit the use of the Premises by any parties other than Tenant (any of the events listed in Section 10.(a)(1) through 10.(a)(6) being a "Transfer").
                                                              --------

          (b)  Consent Standards.  Landlord shall not unreasonably withhold or
               -----------------
delay its consent to any assignment or subletting of the Premises, provided that the proposed transferee (1) is creditworthy, (2) has a reasonably good reputation in the business community, (3) will use the Premises for the Permitted Use (thus, excluding, without limitation, uses for credit processing and telemarketing) and will not use the Premises in any manner that would conflict with any exclusive use agreement or other similar agreement entered into by Landlord with any other tenant of the Building, (4) is not a governmental entity, or subdivision or agency thereof, (5) is not another occupant of the Building, and (6) is not a person or entity with whom Landlord is negotiating to lease space in the Building; otherwise, Landlord may withhold its consent in its sole discretion.

          (c)  Request for Consent.  If Tenant requests Landlord's consent to a
               -------------------
Transfer, then, at least 15 business days prior to the effective date of the proposed Transfer, Tenant shall provide Landlord with a written description of all terms and conditions of the proposed Transfer, copies of the proposed documentation, and the following information about the proposed transferee: name and address; reasonably satisfactory information about its business and business history; its proposed use of the Premises; banking, financial, and other credit information; and general references sufficient to enable Landlord to determine the proposed transferee's creditworthiness and character. Concurrently with Tenant's notice of any request for consent to a Transfer, Tenant shall pay to Landlord a fee of $500 to defray Landlord's expenses in reviewing such request, and Tenant shall also reimburse Landlord immediately upon request for its reasonable attorneys' fees incurred in connection with considering any request for consent to a Transfer. If Landlord fails to notify Tenant that it approves or disapproves the requested Transfer within 15 business days after submission to Landlord of all of the items required under this Section 10 and the Tenant's request for consent conspicuously states, "IF YOU DO NOT MAIL YOUR APPROVAL OR DISAPPROVAL OF THE REQUESTED TRANSFER WITHIN 15 BUSINESS DAYS AFTER YOU RECEIVE THIS REQUEST FOR CONSENT, YOUR APPROVAL OF THIS TRANSFER WILL BE DEEMED GIVEN," then Landlord shall be deemed to have approved such Transfer.


          (d)  Conditions to Consent.  If Landlord consents to a proposed
               ---------------------
Transfer, then the proposed transferee shall deliver to Landlord a written agreement whereby it expressly assumes Tenant's obligations hereunder; however, any transferee of less than all of the space in the Premises shall be liable only for obligations under this Lease that are properly allocable to the space subject to the Transfer for the period of the Transfer. No Transfer shall release Tenant from its obligations under this Lease, but rather Tenant and its transferee shall be jointly and severally liable therefor. Landlord's consent to any Transfer shall not waive Landlord's rights as to any subsequent Transfers. If an Event of Default occurs while the Premises or any part thereof are subject to a Transfer, then Landlord, in addition to its other remedies, may collect directly from such transferee all rents becoming due to Tenant and apply such rents against Rent.

Tenant authorizes its transferees to make payments of rent directly to Landlord upon receipt of notice from Landlord to do so following the occurrence of an Event of Default hereunder. Tenant shall pay for the cost of any demising walls or other improvements necessitated by a proposed subletting or assignment.

          (e)  Cancellation.  Landlord may, within 20 business days after
               ------------
submission of Tenant's written request for Landlord's consent to an assignment or subletting, cancel this Lease as to the portion of the Premises proposed to be sublet or assigned as of the date the proposed Transfer is to be effective. If Landlord cancels this Lease as to any portion of the Premises, then this Lease shall cease for such portion of the Premises and Tenant shall pay to Landlord all Rent accrued through the cancellation date relating to the portion of the Premises covered by the proposed Transfer. Thereafter, Landlord may lease such portion of the Premises to the prospective transferee (or to any other person) without liability to Tenant. Notwithstanding the foregoing, if Landlord provides written notification to Tenant of its election to cancel this Lease as to any portion of the Premises as provided above, Tenant may rescind its proposed assignment or subletting of all or any portion of the Premises by notifying Landlord in writing within three business days following Landlord's written cancellation notice.

          (f)  Additional Compensation. While no Event of Default exists, Tenant
               -----------------------
shall pay to Landlord, immediately upon receipt thereof, 50% of the excess of
(1) all compensation received by Tenant for a Transfer less the costs reasonably incurred by Tenant with unaffiliated third parties in connection with such Transfer (i.e., brokerage commissions, tenant finish-work, and the like) over
(2) the Rent allocable to the portion of the Premises covered thereby. While any Event of Default exists, Tenant shall pay to Landlord, immediately upon receipt thereof, 100% of the excess of (A) all compensation received by Tenant for a Transfer over (B) the Rent allocable to the portion of the Premises covered thereby.

          (g)  Permitted Transfers.  Notwithstanding Section 10.(a), Tenant may
               -------------------
Transfer all or part of its interest in this Lease or all or part of the Premises (a "Permitted Transfer") to the following types of entities (a
             ------------------
"Permitted Transferee") without the written consent of Landlord:
 --------------------

               (1)  an Affiliate of Tenant;

               (2) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity in which or with which Tenant, or its corporate successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions governing merger and consolidation of business entities, so long as (A) Tenant's obligations hereunder are assumed by the entity surviving such merger or created by such consolidation; and (B) the Tangible Net Worth of the surviving or created entity is not less than the Tangible Net Worth of Tenant as of the date hereof; or

               (3) any corporation, limited partnership, limited liability partnership, limited liability company or other business entity acquiring all or substantially all of Tenant's assets if such entity's Tangible Net Worth after such acquisition is not less than the Tangible Net Worth of Tenant as of the date hereof.

Tenant shall promptly notify Landlord of any such Permitted Transfer. Tenant shall remain liable for the performance of all of the obligations of Tenant hereunder, or if Tenant no longer exists because of a merger, consolidation, or acquisition, the surviving or acquiring entity shall expressly assume in writing the obligations of Tenant hereunder. Additionally, the Permitted Transferee shall comply with all of the terms and conditions of this Lease, including the Permitted Use, and the use of the Premises by the Permitted Transferee may not violate any other agreements affecting the Premises, the Building, Landlord or other tenants of the Building. At least 30 days after the effective date of any Permitted Transfer, Tenant agrees to furnish Landlord with copies of the instrument effecting any of the foregoing Transfers and documentation establishing Tenant's satisfaction of the requirements set forth above applicable to any such Transfer. The occurrence of a Permitted Transfer shall not waive Landlord's rights as to any subsequent Transfers. "Tangible Net Worth" means the excess of total assets over total
            ------------------
liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied ("GAAP"), excluding, however, from
                                             ----
the determination of total assets all assets which would be classified as intangible assets under GAAP including goodwill, licenses, patents, trademarks, trade names, copyrights, and franchises. Any subsequent Transfer by a Permitted Transferee shall be subject to the terms of this Section 10.

     11.  Insurance; Waivers; Subrogation; Indemnity.
          ------------------------------------------

          (a)  Tenant's Insurance. Tenant shall maintain throughout the Term the
               ------------------
following insurance policies: (1) commercial general liability insurance in amounts of $3,000,000 per occurrence or, following the expiration of the initial Term, such other amounts as Landlord may from time to time reasonably require (and, if the use and occupancy of the Premises include any activity or matter that is or may be excluded from coverage under a commercial general liability policy [e.g., the sale, service or consumption of alcoholic beverages], Tenant shall obtain such endorsements to the commercial general liability policy or otherwise obtain insurance to insure all liability arising from such activity or matter [including liquor liability, if applicable] in such amounts as Landlord may reasonably require), insuring Tenant, Landlord, Landlord's agents and their respective Affiliates against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, (2) insurance covering the full value of Tenant's property and improvements, and other property (including property of others) in the Premises,
(3) contractual liability insurance sufficient to cover Tenant's indemnity obligations hereunder (but only if such contractual liability insurance is not already included in Tenant's commercial general liability insurance policy), (4) worker's compensation insurance, and (5) business interruption insurance. Tenant's insurance shall provide primary coverage to Landlord when any policy issued to Landlord provides duplicate or similar coverage, and in such circumstance Landlord's policy will be excess over Tenant's policy. Tenant shall furnish to Landlord certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or a material change of any such insurance policies. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord.

          (b)  Landlord's Insurance. Throughout the Term of this Lease, Landlord
               --------------------
shall maintain, as a minimum, the following insurance policies: (1) fire and extended risk insurance for the Building's replacement value and (2) commercial general liability insurance in an amount of not less than $3,000,000. The cost of all insurance carried by Landlord with respect to the Building shall be included in Operating Costs. The foregoing insurance policies and any other insurance carried by Landlord shall be for the sole benefit of Landlord and under Landlord's sole control, and Tenant shall have no right or claim to any proceeds thereof or any other rights thereunder.

          (c)  No Subrogation.  Landlord and Tenant each waives any claim it
               --------------
might have against the other for any injury to or death of any person or persons or damage to or theft, destruction, loss, or loss of use of any property (a "Loss"), to the extent the same is insured against under any insurance policy
 ----
that
covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvements, or business, or is required to be insured against under the terms hereof, regardless of whether the negligence of the other party caused such Loss. Each party shall cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

          (d)  Indemnity.  Subject to Section 11.(c), Tenant shall defend,
               ---------
indemnify, and hold harmless Landlord and its representatives and agents from and against all claims, demands, liabilities, causes of action, suits, judgments, damages, and expenses (including attorneys' fees) arising from (1) any Loss arising from any occurrence on the Premises or (2) Tenant's failure to perform its obligations under this Lease, even though caused or alleged to be caused by the negligence or fault of Landlord or its agents (other than a Loss arising from the sole or gross negligence of Landlord or its agents), and even though any such claim, cause of action, or suit is based upon or alleged to be based upon the strict liability of Landlord or its agents. This indemnity is intended to indemnify Landlord and its agents against the consequences of their own negligence or fault as provided above when Landlord or its agents are jointly, comparatively, contributively, or concurrently negligent with Tenant. Subject to Section 11.(c), Landlord shall defend, indemnify, and hold harmless Tenant and its agents from and against all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including attorneys' fees) for any Loss arising from any occurrence in the Building's common areas, even though caused or alleged to be caused by the negligence or fault of Tenant or its agents (other than a Loss arising from the sole or gross negligence of Tenant or its agents), and even though any such claim, cause of action, or suit is based upon or alleged to be based upon the strict liability of Tenant or its agents. This indemnity is intended to indemnify Tenant and its agents against the consequences of their own negligence or fault as provided above when Tenant or its agents are jointly, comparatively, contributively, or concurrently negligent with Landlord. The indemnities set forth in this Section 11.(d) shall survive termination or expiration of this Lease and shall not terminate or be waived, diminished or affected in any manner by any abatement or apportionment of Rent under any provision of this Lease. If any proceeding is filed for which indemnity is required hereunder, the indemnifying party agrees, upon request therefor, to defend the indemnified party in such proceeding at its sole cost utilizing counsel satisfactory to the indemnified party.

     12.  Subordination; Attornment; Notice to Landlord's Mortgagee.
          ---------------------------------------------------------

          (a)  Subordination.  This Lease shall be subordinate to any deed of
               -------------
trust, mortgage, or other security instrument (each, a "Mortgage"), or any
                                                        --------
ground lease, master lease, or primary lease (each, a "Primary Lease"), that now
                                                       -------------
or hereafter covers all or any part of the Premises (the mortgagee under any such Mortgage, beneficiary under any such deed of trust, or the lessor under any such Primary Lease is referred to herein as a "Landlord's Mortgagee"). Landlord
                                               --------------------
shall use reasonable efforts to obtain a subordination, non-disturbance and attornment agreement from the current Landlord's Mortgagee in the form of Exhibit L hereto within 60 days from the date hereof; however, Landlord's
---------
failure to deliver such agreement shall not constitute a default by Landlord hereunder nor affect the subordination of the Lease as provided in this Section; and further provided that any administration fee or other similar cost imposed by Landlord's Mortgagee in connection with obtaining such subordination, non-disturbance and attornment agreement shall be paid by Tenant within 15 days after Landlord's written request therefor. Any Landlord's Mortgagee may elect, at any time, unilaterally, to make this Lease superior to its Mortgage, Primary Lease, or other interest in the Premises by so notifying Tenant in writing. The provisions of this Section shall be self-operative and no further instrument of subordination shall be required; however, in confirmation of such subordination, Tenant shall execute and return to Landlord (or such other party designated by Landlord) within ten business days after written request therefor such documentation, in recordable form if required, as a Landlord's Mortgagee may reasonably request to evidence the subordination of this Lease to such Landlord's Mortgagee's Mortgage or Primary Lease (including a subordination, non-disturbance and attornment agreement) or, if the Landlord's Mortgagee so elects, the subordination of such Landlord's Mortgagee's Mortgage or Primary Lease to this Lease.

          (b)  Attornment.  Tenant shall attorn to any party succeeding to
               ----------
Landlord's interest in the Premises, whether by purchase, foreclosure, deed in lieu of foreclosure, power of sale, termination of lease, or otherwise, upon such party's request, and shall execute such agreements confirming such attornment as such party may reasonably request.

          (c)  Notice to Landlord's Mortgagee.  Tenant shall not seek to enforce
               ------------------------------
any remedy it may have for any default on the part of Landlord without first giving written notice by certified mail, return receipt requested, specifying the default in reasonable detail, to any Landlord's Mortgagee whose address has been given to Tenant, and affording such Landlord's Mortgagee a reasonable opportunity to perform Landlord's obligations hereunder.

          (d)  Landlord's Mortgagee's Protection Provisions.  If Landlord's
               --------------------------------------------
Mortgagee shall succeed to the interest of Landlord under this Lease, Landlord's Mortgagee shall not be: (1) liable for any act or omission of any prior lessor (including Landlord); (2) bound by any rent or additional rent or advance rent which Tenant might have paid for more than the current month to any prior lessor (including Landlord), and all such rent shall remain due and owing, notwithstanding such advance payment; (3) bound by any security or advance rental deposit made by Tenant which is not delivered or paid over to Landlord's Mortgagee and with respect to which Tenant shall look solely to Landlord for refund or reimbursement; (4) bound by any termination, amendment or modification of this Lease made without Landlord's Mortgagee's consent and written approval, except for those terminations, amendments and modifications permitted to be made by Landlord without Landlord's Mortgagee's consent pursuant to the terms of the loan documents between Landlord and Landlord's Mortgagee; (5) subject to the defenses which Tenant might have against any prior lessor (including Landlord); and (6) subject to the offsets which Tenant might have against any prior lessor (including Landlord) except for those offset rights which (A) are expressly provided in this Lease, (B) relate to periods of time following the acquisition of the Building by Landlord's Mortgagee, and (C) Tenant has provided written notice to Landlord's Mortgagee and provided Landlord's Mortgagee a reasonable opportunity to cure the event giving rise to such offset event. Landlord's Mortgagee shall have no liability or responsibility under or pursuant to the terms of this Lease or otherwise after it ceases to own an interest in the Building. Nothing in this Lease shall be construed to require Landlord's Mortgagee to see to the application of the proceeds of any loan, and Tenant's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing any loan.

     13.  Rules and Regulations.  Tenant shall comply with the rules and
          ---------------------
regulations of the Building which are attached hereto as Exhibit C.  Landlord
                                                         ---------
may, from time to time, change such rules and regulations for the safety, care, or cleanliness of the Building and related facilities, provided that such changes are applicable to all tenants of the Building, will not unreasonably or materially interfere with Tenant's use of the Premises and are enforced by Landlord in a non-discriminatory manner. Tenant shall be responsible for the compliance with such rules and regulations by each Tenant Party.

     14.  Condemnation.
          ------------

          (a)  Total Taking.  If the entire Building or Premises are taken by
               ------------
right of eminent domain or conveyed in lieu thereof (a "Taking"), this Lease
                                                        ------
shall terminate as of the date of the Taking.

          (b)  Partial Taking - Tenant's Rights.  If any part of the Building
               --------------------------------
becomes subject to a Taking and such Taking will prevent Tenant from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Taking for a period of more than 180 days, then Tenant may terminate this Lease as of the date of such Taking by giving written notice to Landlord within 30 days after the Taking, and Basic Rent and Additional Rent shall be apportioned as of the date of such Taking. If Tenant does not terminate this Lease, then Rent shall be abated on a reasonable basis as to that portion of the Premises rendered untenantable by the Taking.

          (c)  Partial Taking - Landlord's Rights.  If any material portion, but
               ----------------------------------
less than all, of the Building becomes subject to a Taking, or if Landlord is required to pay any of the proceeds arising from a Taking to a Landlord's Mortgagee, then Landlord may terminate this Lease by delivering written notice thereof to Tenant within 30 days after such Taking, and Basic Rent and Additional Rent shall be apportioned as of the date of such Taking. If Landlord does not so terminate this Lease, then this Lease will continue, but if any portion of the Premises has been taken, Rent shall abate as provided in the last sentence of Section 14.(b).

          (d)  Award.  If any Taking occurs, then Landlord shall receive the
               -----
entire award or other compensation for the Land, the Building, and other improvements taken; however, Tenant may separately pursue a claim (to the extent it will not reduce Landlord's award) against the condemnor for the value of Tenant's personal property which Tenant is entitled to remove under this Lease, moving costs, loss of business, and other claims it may have.

     15.  Fire or Other Casualty.
          ----------------------

          (a)  Repair Estimate.  If the Premises or the Building are damaged by
               ---------------
fire or other casualty (a "Casualty"), Landlord shall, within 75 days after such
                           --------
Casualty, deliver to Tenant a good faith estimate (the "Damage Notice") of the
                                                        -------------
time needed to repair the damage caused by such Casualty.

          (b)  Tenant's Rights. If a material portion of the Premises is damaged
               ---------------
by Casualty such that Tenant is prevented from conducting its business in the Premises in a manner reasonably comparable to that conducted immediately before such Casualty and Landlord estimates that the damage caused thereby cannot be repaired within 210 days after the Casualty (the "Repair Period"), then Tenant
                                                  -------------
may terminate this Lease by delivering written notice to Landlord of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant.

          (c)  Landlord's Rights.  If a Casualty damages the Premises or a
               -----------------
material portion of the Building and (1) Landlord estimates that the damage to the Premises cannot be repaired within the Repair Period, (2) the damage to the Premises exceeds 50% of the replacement cost thereof (excluding foundations and footings), as estimated by Landlord, and such damage occurs during the last two years of the Term, (3) regardless of the extent of damage to the Premises, Landlord makes a good faith determination that restoring the Building would be uneconomical, or (4) Landlord is required to pay any insurance proceeds arising out of the Casualty to a Landlord's Mortgagee, then Landlord may terminate this Lease by giving written notice of its election to terminate within 30 days after the Damage Notice has been delivered to Tenant.

          (d)  Repair Obligation.  If neither party elects to terminate this
               -----------------
Lease following a Casualty, then Landlord shall, within a reasonable time after such Casualty, begin to repair the Premises and shall proceed with reasonable diligence to restore the Premises to substantially the same condition as they existed immediately before such Casualty; however, Landlord shall only be required to reconstruct the Premises to the extent of any improvements existing therein on the date of the damage that were installed by Landlord as part of the Work (if any) pursuant to Exhibit D ("Landlord's Contribution"), and Landlord's
                          ---------   -----------------------
obligation to repair or restore the Premises shall be limited to the extent of the insurance proceeds (plus any applicable deductible amounts) actually received by Landlord for the Casualty in question. Tenant shall be responsible for repairing or replacing its furniture, equipment, fixtures, alterations and other improvements which Landlord is not obligated to restore, and shall use the proceeds of its insurance for such purpose. Tenant shall pay the difference between the total cost of reconstructing the Premises and Landlord's Contribution ("Tenant's Contribution").
               ---------------------

          (e)  Abatement of Rent.  If the Premises are damaged by Casualty, Rent
               -----------------
for the portion of the Premises rendered untenantable by the damage shall be abated from the date of damage until the completion of Landlord's repairs (or until the date of termination of this Lease by Landlord or Tenant as provided above, as the case may be), unless such damage was caused solely by a Tenant Party, in which case, Tenant shall continue to pay Rent without abatement.

     16.  Personal Property Taxes.  Tenant shall be liable for all taxes levied
          -----------------------
or assessed against personal property, furniture, or fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by inclusion of such personal property, furniture or fixtures and Landlord elects to pay the taxes based on such increase, then Tenant shall pay to Landlord, within 30 days following written request, the part of such taxes for which Tenant is primarily liable hereunder; however, Landlord shall not pay such amount if Tenant notifies Landlord that it will contest the validity or amount of such taxes before Landlord makes such payment, and thereafter diligently proceeds with such contest in accordance with Law and if the non-payment thereof does not pose a threat of loss or seizure of the Building or interest of Landlord therein or impose any fee or penalty against Landlord.

     17.  Events of Default.  Each of the following occurrences shall be an
          -----------------
"Event of Default":
 ----------------

          (a)  Payment Default.  Tenant's failure to pay Rent within five
               ---------------
business days after Landlord has delivered written notice to Tenant that the same is due; however, an Event of Default shall occur hereunder without any obligation of Landlord to give any notice if Tenant fails to pay Rent when due and, during the 12 month interval preceding such failure, Landlord has given Tenant written notice of failure to pay Rent on one or more occasions;

          (b)  Vacation.  Tenant vacates the Premises or any substantial portion
               --------
thereof;

          (c)  Estoppel.  Tenant fails to provide any estoppel certificate after
               --------
Landlord's written request therefor pursuant to Section 25.(e) and such failure shall continue for five days after Landlord's second written notice thereof to Tenant;

          (d)  Other Defaults.  Tenant's failure to perform, comply with, or
               --------------
observe any other agreement or obligation of Tenant under this Lease and the continuance of such failure for a period of more than 30 days after Landlord has delivered to Tenant written notice thereof; and

          (e)  Insolvency.  The filing of a petition by or against Tenant (the
               ----------
term "Tenant" shall include, for the purpose of this Section 17.(e), any
      ------
guarantor of Tenant's obligations hereunder) (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Tenant's property or for Tenant's interest in this Lease; or (4) for the reorganization or modification of Tenant's capital structure; however, if such a petition is filed against Tenant, then such filing shall not be an Event of Default unless Tenant fails to have the proceedings initiated by such petition dismissed within 90 days after the filing thereof.

     18.  Remedies.  Upon any Event of Default, Landlord may, in addition to all
          --------
other rights and remedies afforded Landlord hereunder or by law or equity, take any one or more of the following actions:

          (a)  Termination of Lease.  Terminate this Lease by giving Tenant
               --------------------
written notice thereof, in which event Tenant shall pay to Landlord the sum of
(1) all Rent accrued hereunder through the date of termination, (2) all amounts due under Section 19.(a), and (3) an amount equal to (A) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the "Prime Rate" as published on the date this Lease is terminated by The Wall Street Journal, Southwest Edition, in its listing of "Money Rates" minus one percent, minus (B) the then present fair rental value of the Premises for such period, similarly discounted;

          (b)  Termination of Possession.  Terminate Tenant's right to possess
               -------------------------
the Premises without terminating this Lease by giving written notice thereof to Tenant, in which event Tenant shall pay to Landlord (1) all Rent and other amounts accrued hereunder to the date of termination of possession, (2) all amounts due from time to time under Section 19.(a), and (3) all Rent and other net sums required hereunder to be paid by Tenant during the remainder of the Term, diminished by any net sums thereafter received by Landlord through reletting the Premises during such period, after deducting all costs incurred by Landlord in reletting the Premises. If Landlord elects to proceed under this
Section 18.(b), Landlord may remove all of Tenant's property from the Premises and store the same in a public warehouse or elsewhere at the cost of, and for the account of, Tenant, without becoming liable for any loss or damage which may be occasioned thereby. Landlord shall use reasonable efforts to relet the Premises on such terms as Landlord in its sole discretion may determine (including a term different from the Term, rental concessions, and alterations to, and improvement of, the Premises); however, Landlord shall not be obligated to relet the Premises before leasing other portions of the Building. Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or to collect rent due for such reletting. Tenant shall not be entitled to the excess of any consideration obtained by reletting over the Rent due hereunder. Reentry by Landlord in the Premises shall not affect Tenant's obligations hereunder for the unexpired Term; rather, Landlord may, from time to time, bring an action against Tenant to collect amounts due by Tenant, without the necessity of Landlord's waiting until the expiration of the Term. Unless Landlord delivers written notice to Tenant expressly stating that it has elected to terminate this Lease, all actions taken by Landlord to dispossess or exclude Tenant from the Premises shall be deemed to be taken under this Section 18.(b). If Landlord elects to proceed under this
Section 18.(b), it may at any time elect to terminate this Lease under Section 18.(a); or

          (c)  Alteration of Locks. Additionally, with or without notice, and to
               -------------------
the extent permitted by Law, Landlord may alter locks or other security devices at the Premises to deprive Tenant of access thereto, and Landlord shall not be required to provide a new key or right of access to Tenant.

     19.  Payment by Tenant; Non-Waiver; Cumulative Remedies.
          --------------------------------------------------

          (a)  Payment by Tenant. Upon any Event of Default, Tenant shall pay to
               -----------------
Landlord all costs incurred by Landlord (including court costs and reasonable attorneys' fees and expenses) in (1) obtaining possession of the Premises, (2) removing and storing Tenant's or any other occupant's property, (3) repairing, restoring, altering, remodeling, or otherwise putting the Premises into condition reasonably acceptable to a new tenant for similar space in the Las Colinas Urban Center, (4) if Tenant is dispossessed of the Premises and this Lease is not terminated, reletting all or any part of the Premises (including brokerage commissions, cost of tenant finish work, and other costs incidental to such reletting for similar space in the Las Colinas Urban Center), (5) performing Tenant's obligations which Tenant failed to perform, and (6) enforcing, or advising Landlord of, its rights, remedies, and recourses arising out of the Event of Default. To the full extent permitted by law, Landlord and Tenant agree the federal and state courts of the state in which the Premises are located shall have exclusive jurisdiction over any matter relating to or arising from this Lease and the parties' rights and obligations under this Lease.

          (b)  No Waiver.  Landlord's acceptance of Rent following an Event of
               ---------
Default shall not waive Landlord's rights regarding such Event of Default. No waiver by Landlord of any violation or breach of any of the terms contained herein shall waive Landlord's rights regarding any future violation of such term. Landlord's acceptance of any partial payment of Rent shall not waive Landlord's rights with regard to the remaining portion of the Rent that is due, regardless of any endorsement or other statement on any instrument delivered in payment of Rent or any writing delivered in connection therewith; accordingly, Landlord's acceptance of a partial payment of Rent shall not constitute an accord and satisfaction of the full amount of the Rent that is due.

          (c)  Cumulative Remedies.  Any and all remedies set forth in this
               -------------------
Lease: (1) shall be in addition to any and all other remedies Landlord may have at law or in equity, (2) shall be cumulative, and (3) may be pursued successively or concurrently as Landlord may elect. The exercise of any remedy by Landlord shall not be deemed an election of remedies or preclude Landlord from exercising any other remedies in the future.

     20.  Landlord's Lien.  [Intentionally Deleted].
          ---------------

     21.  Surrender of Premises.  No act by Landlord shall be deemed an
          ---------------------
acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless it is in writing and signed by Landlord. At the expiration or termination of this Lease, Tenant shall deliver to Landlord the Premises with all improvements located therein in good repair and condition, free of Hazardous Materials placed on the Premises during the Term, broom-clean, reasonable wear and tear (and condemnation and Casualty damage not caused by Tenant, as to which Sections 14 and 15 shall control) excepted, and shall deliver to Landlord all keys to the Premises. Provided that Tenant has performed all of its obligations hereunder, Tenant may remove all unattached trade fixtures, furniture, and personal property placed in the Premises or elsewhere in the Building by Tenant (but Tenant may not remove any such item which was paid for, in whole or in part, by Landlord or any wiring or cabling unless Landlord requires such removal). Additionally, at Landlord's option, Tenant shall remove such alterations, additions, improvements, trade fixtures, personal property, equipment, wiring, cabling, and furniture as Landlord may request; however, Tenant shall not be required to remove any addition or improvement to the Premises if Landlord has specifically agreed in writing that the improvement or addition in question need not be removed.
Tenant shall repair all damage caused by such removal. All items not so removed shall, at Landlord's option, be deemed to have been abandoned by Tenant and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant and without any obligation to account for such items; any such disposition shall not be considered a strict foreclosure or other exercise of Landlord's rights in respect of the security interest granted under
Section 20. The provisions of this Section 21 shall survive the end of the Term.

     22.  Holding Over.  If Tenant fails to vacate the Premises at the end of
          ------------
the Term, then Tenant shall be a tenant at sufferance and, in addition to all other damages and remedies to which Landlord may be entitled for such holding over, (a) Tenant shall pay for the first 60 days of such holdover period, in addition to the other Rent, Basic Rent equal to 150% of the Basic Rent payable during the last month of the Term, and (b) Tenant shall otherwise continue to be subject to all of Tenant's obligations under this Lease. The provisions of this
Section 22 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises within 30 days following the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and direct liability resulting from such failure. If Tenant holds over in the Premises for more than 60 days following the end of the Term, then the holdover rental rate as stated above shall increase from 150% of the Basic Rent payable during the last month of the Term to 200% of the Basic Rent payable during the last term of the Term, and in addition to all the liabilities described above, Tenant shall also be liable for all liabilities (direct and indirect) resulting from Tenant's failure to vacate the Premises at the end of the Term, including any claims made by any succeeding tenant founded upon such failure to surrender, and any lost profits to Landlord resulting therefrom.

     23.  Certain Rights Reserved by Landlord.  Provided that the exercise of
          -----------------------------------
such rights does not unreasonably interfere with Tenant's occupancy of the Premises, Landlord shall have the following rights:

          (a)  Building Operations.  To decorate and to make inspections,
               -------------------
repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Building, or any part thereof; to enter upon the Premises (after giving Tenant reasonable notice thereof, which may be oral notice, except in cases of real or apparent emergency, in which case no notice shall be required) and, during the continuance of any such work, to temporarily close doors, entryways, public space, and corridors in the Building; to interrupt or temporarily suspend Building services and facilities; to change the name of the Building; and to change the arrangement and location of entrances or passageways, doors, and doorways, corridors, elevators, stairs, restrooms, or other public parts of the Building;

          (b)  Security.  To take such reasonable measures as Landlord deems
               --------
advisable for the security of the Building and its occupants; evacuating the Building for cause, suspected cause, or for drill purposes; temporarily denying access to the Building; and closing the Building after normal business hours and on Sundays and holidays, subject, however, to Tenant's right to enter when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time;

          (c)  Prospective Purchasers and Lenders.  To enter the Premises at all
               ----------------------------------
reasonable hours to show the Premises to prospective purchasers or lenders; and

          (d)  Prospective Tenants.  At any time during the last nine months of
               -------------------
the Term (or earlier if Tenant has notified Landlord in writing that it does not desire to renew the Term) or at any time following the occurrence of an Event of Default, to enter the Premises at all reasonable hours to show the Premises to prospective tenants.

     Prior to Landlord exercising its rights under Sections 23.(c) and 23.(d), Landlord shall provide Tenant with reasonable prior notice thereof (which notice may be verbal) and allow Tenant the opportunity to provide an employee or other representative of Tenant to accompany Landlord during such entries.

     24.  Substitution Space.  Landlord may, at Landlord's expense, relocate any
          ------------------
part of the Premises consisting of less than 10,000 rentable square feet and any expansion areas on which tenant has a right to expand (including the Opportunity Space [as defined below]) within the Building to space which is comparable in size, utility and condition to the Premises. If Landlord relocates Tenant, Landlord shall reimburse Tenant for Tenant's reasonable out-of-pocket expenses for moving Tenant's furniture, equipment, cabling and supplies from the Premises to the relocation space and for reprinting Tenant's stationery of the same quality and quantity as Tenant's stationery supply on hand immediately before Landlord's notice to Tenant of the exercise of this relocation right. Upon such relocation, the relocation space shall be deemed to be the Premises and the terms of the Lease shall remain in full force and shall apply to the relocation space.

     25.  Miscellaneous.
          -------------

          (a)  Landlord Transfer.  Landlord may transfer any portion of the
               -----------------
Building and any of its rights under this Lease. If Landlord assigns its rights under this Lease, then Landlord shall thereby be released from any further obligations hereunder arising after the date of transfer, provided that the assignee assumes Landlord's obligations hereunder in writing.

          (b)  Landlord's Liability.  The liability of Landlord (and its
               --------------------
partners, shareholders or members) to Tenant (or any person or entity claiming by, through or under Tenant) for any default by Landlord under the terms of this Lease or any matter relating to or arising out of the occupancy or use of the Premises and/or other areas of the Building shall be limited to Tenant's actual direct, but not consequential, damages therefor and shall be recoverable only from the interest of Landlord in the Building, and Landlord (and its partners, shareholders or members) shall not be personally liable for any deficiency. Additionally, Tenant hereby waives its statutory lien under Section 91.004 of the Texas Property Code.

          (c)  Force Majeure.  Other than for Tenant's obligations under this
               -------------
Lease that can be performed by the payment of money (e.g., payment of Rent and maintenance of insurance), whenever a period of time is herein prescribed for action to be taken by either party hereto, such party shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations, or restrictions, or any other causes of any kind whatsoever which are beyond the control of such party.

          (d)  Brokerage.  Neither Landlord nor Tenant has dealt with any broker
               ---------
or agent in connection with the negotiation or execution of this Lease, other than Grubb & Ellis Management Services, Inc. and Cushman & Wakefield of Texas, Inc., whose commissions shall be paid by Landlord pursuant to separate written agreements. Tenant and Landlord shall each indemnify the other against all costs, expenses, attorneys' fees, liens and other liability for commissions or other compensation claimed by any broker or agent claiming the same by, through, or under the indemnifying party.

          (e)  Estoppel Certificates. From time to time, Tenant shall furnish to
               ---------------------
any party designated by Landlord, within ten days after Landlord has made a request therefor, a certificate signed by Tenant confirming and containing such factual certifications and representations as to this Lease as Landlord may reasonably request. Unless otherwise required by Landlord's Mortgagee or a prospective purchaser or mortgagee of the Building, the initial form of estoppel certificate to be signed by Tenant is attached hereto as Exhibit F.
                                                         ---------

          (f)  Notices.  All notices and other communications given pursuant to
               -------
this Lease shall be in writing and shall be (1) mailed by first class, United States Mail, postage prepaid, certified, with return receipt requested, and addressed to the parties hereto at the address specified in the Basic Lease Information, (2) hand delivered to the intended address, (3) sent by a nationally recognized overnight courier service, or (4) sent by facsimile transmission during normal business hours followed on the same day by a confirmatory letter sent in another manner permitted hereunder. All notices shall be effective upon delivery to the address of the addressee. The parties hereto may change their addresses by giving notice thereof to the other in conformity with this provision.

          (g)  Separability.  If any clause or provision of this Lease is
               ------------
illegal, invalid, or unenforceable under present or future laws, then the remainder of this Lease shall not be affected thereby and in lieu of such clause or provision, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid, or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

          (h)  Amendments; Binding Effect.  This Lease may not be amended except
               --------------------------
by instrument in writing signed by Landlord and Tenant. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord, and no custom or practice which may evolve between the parties in the administration of the terms hereof shall waive or diminish the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall inure to the benefit of and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided. This Lease is for the sole benefit of Landlord and Tenant, and, other than Landlord's Mortgagee, no third party shall be deemed a third party beneficiary hereof.

          (i)  Quiet Enjoyment.  Provided Tenant has performed all of its
               ---------------
obligations hereunder, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term, without hindrance from Landlord or any party claiming by, through, or under Landlord, but not otherwise, subject to the terms and conditions of this Lease.

          (j)  No Merger.  There shall be no merger of the leasehold estate
               ---------
hereby created with the fee estate in the Premises or any part thereof if the same person acquires or holds, directly or indirectly, this Lease or any interest in this Lease and the fee estate in the leasehold Premises or any interest in such fee estate.

          (k) No Offer.  The submission of this Lease to Tenant shall not be
              --------
construed as an offer, and Tenant shall not have any rights under this Lease unless Landlord executes a copy of this Lease and delivers it to Tenant.

          (l) Entire Agreement.  This Lease constitutes the entire agreement
              ----------------
between Landlord and Tenant regarding the subject matter hereof and supersedes all oral statements and prior writings relating thereto. Except for those set forth in this Lease, no representations, warranties, or agreements have been made by Landlord or Tenant to the other with respect to this Lease or the obligations of Landlord or Tenant in connection therewith. The normal rule of construction that any ambiguities be resolved against the drafting party shall not apply to the interpretation of this Lease or any exhibits or amendments hereto.

          (m) Waiver of Jury Trial.  To the maximum extent permitted by law,
              --------------------
Landlord and Tenant each waive right to trial by jury in any litigation arising out of or with respect to this Lease.

          (n) Governing Law.  This Lease shall be governed by and construed in
              -------------
accordance with the laws of the state in which the Premises are located.

          (o) Recording.  Tenant shall not record this Lease or any memorandum
              ---------
of this Lease without the prior written consent of Landlord, which consent may be withheld or denied in the sole and absolute discretion of Landlord. Tenant grants to Landlord a power of attorney to execute and record a release releasing any such recorded instrument of record that was recorded without the prior written consent of Landlord.

          (p) Joint and Several Liability.  If Tenant is comprised of more than
              ---------------------------
one party, each such party shall be jointly and severally liable for Tenant's obligations under this Lease. All unperformed obligations of Tenant at the end of the Term shall survive.

          (q) Financial Reports.  Within 15 business days after Landlord's
              -----------------
request, Tenant will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant's internally prepared financial statements. If Tenant is a publicly traded corporation, Tenant may satisfy its obligations hereunder by providing to Landlord Tenant's most recent annual and quarterly reports. Tenant will discuss its financial statements with Landlord and, following the occurrence of an Event of Default hereunder, will give Landlord access to Tenant's books and records in order to enable Landlord to verify the financial statements. Landlord will not disclose any aspect of Tenant's financial statements that Tenant designates to Landlord as confidential except (1) to Landlord's Mortgagee or prospective mortgagees or purchasers of the Building,
(2) in litigation between Landlord and Tenant, and (3) if required by court order. Tenant shall not be required to deliver the financial statements required under this Section 25.(q) more than once in any 12-month period unless requested by Landlord's Mortgagee or a prospective buyer or lender of the Building or an Event of Default occurs.

          (r) Landlord's Fees.  Whenever Tenant requests Landlord to take any
              ---------------
action not required of it hereunder or give any consent required or permitted under this Lease, Tenant will reimburse Landlord for Landlord's reasonable, out-of-pocket costs payable to third parties and incurred by Landlord in reviewing the proposed action or consent, including reasonable attorneys', engineers' or architects' fees, within 30 days after Landlord's delivery to Tenant of an invoice containing a statement of such costs. Tenant will be obligated to make such reimbursement without regard to whether Landlord consents to any such proposed action.

          (s) Telecommunications.  Tenant and its telecommunications companies,
              ------------------
including local exchange telecommunications companies and alternative access vendor services companies, shall have no right of access to and within the Building, for the installation and operation of telecommunications systems, including voice, video, data, Internet, and any other services provided over wire, fiber optic, microwave, wireless, and any other transmission systems ("Telecommunications Services"), for part or all of Tenant's telecommunications
-----------------------------
within the Building and from the Building to any other location without Landlord's prior written consent. All providers of Telecommunications Services shall be required to comply with the rules and regulations of the Building, applicable Laws and Landlord's policies and practices for the Building. Tenant acknowledges that Landlord shall not be required to provide or arrange for any Telecommunications Services and that Landlord shall have no liability to any Tenant Party in connection with the installation, operation or maintenance of Telecommunications Services or any equipment or facilities relating thereto. Tenant, at its cost and for its own account, shall be solely responsible for obtaining all Telecommunications Services.

          (t) Confidentiality.  Both Landlord and Tenant acknowledge that the
              ---------------
terms and conditions of this Lease (other than the existence of this Lease and the location of the Premises) are to remain confidential for both parties' benefit, and may not be disclosed by either party to anyone, by any manner or means, directly or indirectly, without the other party's prior written consent; however, each party may disclose the terms and conditions of this Lease to their respective attorneys, accountants, employees and existing or prospective financial partners and Landlord may also disclose the terms and conditions hereof to any existing, future or prospective Landlord's Mortgagee, prospective purchasers of the Building, any necessary governmental agencies (including any taxing authority), and internal and external auditors. The consent by either party to any disclosures shall not be deemed to be a waiver on the part of such party of any prohibition against any future disclosure.

          (u) Authority.  Tenant (if a corporation, partnership or other
              ---------
business entity) hereby represents and warrants to Landlord that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Tenant has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Tenant is authorized to do so. Landlord hereby represents and warrants to Tenant that Landlord is a duly formed and existing entity qualified to do business in the state in which the Premises are located, that Landlord has full right and authority to execute and deliver this Lease, and that each person signing on behalf of Landlord is authorized to do so.

          (v) Hazardous Materials.
              -------------------

              (1) The term "Hazardous Materials" means any substance, material,
                            -------------------
     or waste which is now or hereafter classified or considered to be hazardous, toxic, or dangerous under any Law relating to pollution or the protection or regulation of human health, natural resources or the environment, or poses or threatens to pose a hazard to the health or safety of persons on the Premises or in the Building. Tenant shall not use, generate, store, or dispose of, or permit the use, generation, storage or disposal of Hazardous Materials on or about the Premises or the Building except in a manner and quantity necessary for the ordinary performance of Tenant's business, and then in compliance with all Laws. If Tenant breaches its obligations under this Section 25.(v), Landlord may immediately take any and all action reasonably appropriate to remedy the same, including taking all appropriate action to clean up or remediate any contamination resulting from Tenant's use, generation, storage or disposal of Hazardous Materials. Tenant shall defend, indemnify, and hold harmless Landlord and its representatives and agents from and against any and all claims, demands, liabilities, causes of action, suits, judgments, damages and expenses (including reasonable attorneys' fees and cost of clean up and remediation) arising from Tenant's failure to comply with the provisions of this Section 25.(v). This indemnity provision shall survive termination or expiration of this Lease.

          (2) Landlord has provided to Tenant a copy of a Phase I Environmental Site Assessment (NOVA Project No. 976135) ("Report") with respect to the
                                                 ------
     Land, dated September 29, 1997, prepared by NOVA Consulting Services, Inc. ("Consultant"). Tenant agrees not to release the Report, or a copy of it,
       ----------
     or any part of it, or disclose any of the information contained in the Report to any third party (other than Tenant's counsel) without the express prior written consent of Landlord. Such consent shall not be unreasonably withheld as long as the proposed party to whom the report is given executes a letter agreement containing covenants similar to this Section 25.(v). Tenant releases Landlord for any inaccuracies, omissions, or errors contained in the Report. Tenant agrees that it will not rely on the Report and it will make whatever independent investigation it feels is necessary to investigate the environmental and other conditions of the Land. Tenant agrees that Landlord has no duty to provide it with the Report, to correct any inaccuracies, errors, or omission in the Report, to supplement the Report with any additional information, or to provide Tenant with any information concerning the environmental conditions of the Land. Tenant agrees that Landlord considers the Report to be confidential proprietary information and Tenant agrees to maintain the confidentiality and security of the Report information in accordance with the highest standards of confidentiality and security associated with the protection of "trade secrets." Landlord hereby expressly disclaims responsibility for the investigation of the Land by Tenant and further disclaims any responsibility for the contents of the Report. Tenant's obligations pursuant to this Section 25.(v) shall survive the expiration or termination of this Lease.

          (3) Landlord represents and warrants to Tenant that to the best of Landlord' s actual knowledge (not constructive), without any duty of inquiry, Landlord has not received written notice of any Hazardous Materials on the Land or the Premises in violation of any environmental Law. Landlord and Tenant each specifically acknowledge and agree that all references in this Lease to the phrase "to the best of Landlord's actual knowledge" (or other similar phrase) (1) shall mean the actual (not constructive) personal knowledge of Landlord' s individual asset manager, Paul Garancis ("Landlord's Personnel"); (2) shall in no case mean or refer
                     --------------------
     to the actual or constructive knowledge of any other employee, trustee, partner, agent or partner of a partner, officer, director or other representative of Landlord or any investment advisor, attorney, contractor or representative of Landlord (together with Landlord's Personnel, "Landlord's Representatives"); and (3) shall in no event or circumstance
      --------------------------
     impose upon Landlord or any of Landlord's Representatives any duty or obligation to verify, inquire or make any independent inquiry or investigation of any such representation, warranty or statement, or to otherwise investigate the facts or circumstances relating or otherwise pertinent thereto. Tenant further acknowledges and agrees that none of Landlord's Representatives shall be personally liable, or otherwise have any personal liability, under or in connection with this Lease, including without limitation, in connection with any of the representations, warranties or statements made in connection with, or pursuant to, this Lease.

          (w) List of Exhibits.  All exhibits and attachments attached hereto
              ----------------
are incorporated herein by this reference.

          Exhibit A-1 -  Outline of Premises
          Exhibit A-2 -  Outline of Opportunity Space
          Exhibit B -    Description of the Land
          Exhibit C -    Building Rules and Regulations
          Exhibit D -    Tenant Finish-Work:  Allowance
          Exhibit E -    Form of Confirmation of Commencement Date Letter
          Exhibit F -    Form of Tenant Estoppel Certificate
          Exhibit G -    Parking
          Exhibit H -    Renewal Option
          Exhibit I -    Right of First Opportunity
          Exhibit J -    Form of Letter of Credit
          Exhibit K -    Janitorial Specifications
          Exhibit L -    Form of Subordination, Non-Disturbance and Attornment
                         Agreement

     26.  Other Provisions.
          ----------------

          (a) Attorneys' Fees.  If there is any legal or arbitration action or
              ---------------
proceeding between Landlord and Tenant to enforce any provision of this Lease or to protect or establish any right or remedy of either Landlord or Tenant hereunder, the unsuccessful party to such action or proceeding will pay to the prevailing party all reasonable, actual out-of-pocket costs and expenses paid or payable to third parties, including reasonable attorneys' fees incurred by such prevailing party in such action or proceeding and in any appeal in connection therewith, and if such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees will be determined by the court or arbitration panel handling the proceeding and will be included in and as a part of such judgment.

          (b) Signage.  Following the leasing by Tenant of at least two full
              -------
floors in the Building and subject to (1) the rights of other tenants in the Building and (2) Landlord's prior approval of the location, design, size, color, material composition, and plans and specifications therefor, Tenant may, at its sole risk and expense, install Tenant's trade name (the "Sign") on the black
                                                         ----
marble retaining wall adjacent to the main entrance of the Building. If Landlord grants its approval, Tenant shall erect the Sign in accordance with the approved plans and specifications, in a good and workmanlike manner, in accordance with all laws, regulations, restrictions (governmental or otherwise), and architectural guidelines in effect for the area in which the Building is located (including the Las Colinas Association) and has received all requisite approvals thereunder (the "Sign Requirements"), and in a manner so as not to
                           -----------------
unreasonably interfere with the use of the Building grounds while such construction is taking place; thereafter, Tenant shall maintain the Sign in a good, clean, and safe condition in accordance with the Sign Requirements. After the end of the Term or after Tenant's right to possess the Premises has been terminated, Landlord (A) may require that Tenant remove the Sign by delivering to Tenant written notice thereof within 30 days after the end of the Term or (B) may use the Sign, in which case the Sign shall become the property of Landlord without compensation to Tenant. If Landlord so requests, Tenant shall remove the Sign, repair all damage caused thereby, and restore the black marble retaining wall to its condition before the installation of the Sign within ten business days after Landlord's request therefor. If Tenant fails to timely do so, Landlord may, without compensation to Tenant, (i) use the Sign or (ii) at Tenant's expense, remove the Sign, perform the related restoration and repair work and dispose of the Sign in any manner Landlord deems appropriate. Notwithstanding

Landlord's indemnification contained in Section 11.(d), it is the intention of the parties that Tenant bear all risks relating to the installation, use, maintenance, operation, and removal of the Sign; therefore, Tenant shall defend, indemnify, and hold harmless Landlord, its agents, and their respective affiliates from all losses, claims, costs, and liabilities arising in connection with or relating to the installation, maintenance, use, operation, and removal of the Sign, including, without limitation, that arising from Landlord's negligence (other than its sole or gross negligence). The rights granted to Tenant under this Section 26.(b) are personal to Tenfold Corporation, may not be assigned to any party, and may be revoked by Landlord if Tenant ceases to lease at least two full floors in the Building or if Tenant ceases to occupy a portion of the Premises.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

LANDLORD AND TENANT EXPRESSLY DISCLAIM ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE, AND TENANT'S OBLIGATION TO PAY RENT HEREUNDER IS NOT DEPENDENT UPON THE CONDITION OF THE PREMISES OR THE PERFORMANCE BY LANDLORD OF ITS OBLIGATIONS HEREUNDER, AND, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN, TENANT SHALL CONTINUE TO PAY THE RENT, WITHOUT ABATEMENT, DEMAND, SETOFF OR DEDUCTION, NOTWITHSTANDING ANY BREACH BY LANDLORD OF ITS DUTIES OR OBLIGATIONS HEREUNDER, WHETHER EXPRESS OR IMPLIED.

     Dated as of the date first above written.


LANDLORD:                     W9/CGN REAL ESTATE LIMITED PARTNERSHIP,
                              a Delaware limited partnership
                              By: W9/CGN Gen-Par, Inc., a Delaware corporation,
                                  its general partner

                                  By: /s/ William G. Mundinger II
                                     ----------------------------------------
                                  Name:  William G. Mundinger II
                                       --------------------------------------
                                  Title: Assistant Vice President
                                        -------------------------------------


TENANT:                       TENFOLD CORPORATION, a Delaware corporation


                              By: /s/ Robert P. Hughes
                                 --------------------------------------------
                              Name:  Robert P. Hughes
                                   ------------------------------------------
                              Title: Chief Financial Officer
                                    -----------------------------------------

                                  EXHIBIT A-1
                                  -----------

                              OUTLINE OF PREMISES
                              -------------------

                                     A-1-1

                                  EXHIBIT A-2
                                  -----------

                         OUTLINE OF OPPORTUNITY SPACE
                         ----------------------------

                                     A-2-1

                                   EXHIBIT B
                                   ---------


                            DESCRIPTION OF THE LAND
                            -----------------------

     Being a 4.982 acre tract of land situated in the S.A. & M.G.R.R. Survey, Abstract No. 1452, Dallas County, Texas, said 4.982 acre tract being all of Lot 1, Block A, Las Colinas Urban Center, Nineteenth Installment Revised, an addition to the City of Irving, Dallas County, Texas as recorded in Volume 88192, Page 2950, Plat Records, Dallas County, Texas, said 4.982 acre tract being more particularly described as follows:

     BEGINNING at a set point on a corner cutoff line of the northeasterly right-of-way line on El Lago Boulevard (110' R.O.W.), said iron pin being the most easterly southeast corner of said El Lago Boulevard as recorded in Volume 80246, Page 2835, Deed Records of Dallas County, Texas;

     THENCE N 55 degrees 44'02" W, 60.66 feet along a corner cutoff line of said
     ------
     El Lago Boulevard to a set 'x' in concrete for an angle point;

     THENCE N 15 degrees 02'47" W, a distance of 385.46 feet along said
     ------
     northeasterly line to a set 'x' in concrete for an angle point;

     THENCE N 29 degrees 57'13" E, a distance of 56.57 feet along a corner
     ------
     cutoff line to a set 'x' in concrete for an angle point on the southerly right-of-way line of Las Colinas Boulevard (1100 R.O.W.);

     THENCE easterly along said southerly line of Las Colinas Boulevard as
     ------
     follows:

          N 74 degrees 57'13" E, a distance of 20.00 feet to a set 'x' in concrete for the beginning of a curve to the right having a central angle of 18 degree 50'41" and a radius of 765.51 feet and a chord bearing and distance of N 84 degrees 22'33" E, 251.63 feet;

          Easterly an arc distance of 252.76 feet to a set 'x' in concrete for an angle point said point being the common line of said Lot 1 and Lot 2, Block A, Las Colinas Urban Center, Nineteenth Installment Revised, an addition to the City of Irving as recorded in Volume 88192, Page 2950, Plat Records, Dallas County, Texas;

     THENCE continuing along said common line S 69E0401800 E, a distance of 5.49
     ------
     feet departing said southerly line of Las Colinas Boulevard to a set 'x' in concrete for corner, said 'x' being the beginning of a nontangent curve to the right having a central angle of 26 degrees 25'51", a radius of 265.00 feet, and a long chord bearing of S 49 degrees 22'45" E, for a distance of
     121.17 feet;

     THENCE continuing along said common line southeasterly an arc distance of
     ------
     122.25 feet to a set 'x' in concrete, said 'x' being the beginning of a nontangent curve to the left having a central angle of 138 degrees 48' 01" and a radius of 61.30 feet and a long cord bearing and distance of N 62 degrees 22'18" W, 114.76 feet;

     THENCE continuing along said common line along said curve an arc distance
     ------
     of 148.50 feet to a set 'x' in concrete, said 'x' being the end of said curve;

     THENCE continuing along said common line, S 15 degrees 05'46" E, a portion
     ------
     of said line lying along the easterly face of a multi-story parking garage, a distance of 381.02 feet, to a set iron pin on the northerly right-of-way line of Rochelle Boulevard (110' R.O.W.);

     THENCE departing said common line westerly along said northerly line of
     ------
     said Rochelle Boulevard as follows:

          Westerly along a curve to the right having a central angle of 06 degrees 08'07" and a radius of 1206.13 feet, and a long chord bearing and a distance of N 88 degrees 45'05" W, 129.09 feet, an arc being the end of said curve;

          N 85 degrees 41'02" W, a distance of 192.92 feet to a set iron pin, said iron pin being the beginning of a curve to the left having a central angle 9E1501500 and a radius of 771.20 feet and a long chord bearing and distance of S 89 degrees 41'16" W, 124.45 feet;

          Westerly, an arc distance of 124.60 feet to the POINT OF BEGINNING and
                                                          ------------------
          CONTAINING 4.982 acres of 217,008 square feet of land.
          ----------

                                   EXHIBIT C
                                   ---------


                        BUILDING RULES AND REGULATIONS
                        ------------------------------

     The following rules and regulations shall apply to the Premises, the Building, the parking garage associated therewith, and the appurtenances thereto:

     1. Sidewalks, doorways, vestibules, halls, stairways, and other similar areas shall not be obstructed by tenants or used by any tenant for purposes other than ingress and egress to and from their respective leased premises and for going from one to another part of the Building.

     2. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or deposited therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or its agents, employees or invitees, shall be paid by such tenant.

     3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other part of the Building without the prior written consent of Landlord. No nails, hooks or screws (other than those which are necessary to hang paintings, prints, pictures, or other similar items on the Premises' interior walls) shall be driven or inserted in any part of the Building except by Building maintenance personnel. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

     4. Landlord shall provide and maintain an alphabetical directory for all tenants in the main lobby of the Building.

     5. Landlord shall provide all door locks in each tenant's leased premises, at the cost of such tenant, and no tenant shall place any additional door locks in its leased premises without Landlord's prior written consent. Landlord shall furnish to each tenant a reasonable number of keys to such tenant's leased premises, at such tenant's cost, and no tenant shall make a duplicate thereof.

     6. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material, merchandise or materials which require use of elevators or stairways, or movement through the Building entrances or lobby shall be conducted under Landlord's supervision at such times and in such a manner as Landlord may reasonably require. Each tenant assumes all risks of and shall be liable for all damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for such tenant.

     7. Landlord may prescribe weight limitations and determine the locations for safes and other heavy equipment or items, which shall in all cases be placed in the Building so as to distribute weight in a manner acceptable to Landlord which may include the use of such supporting devices as Landlord may require. All damages to the Building caused by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant.

     8. Corridor doors, when not in use, shall be kept closed. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals (other than seeing-eye dogs) shall be brought into or kept in, on or about any tenant's leased premises. No portion of any tenant's leased premises shall at any time be used or occupied as sleeping or lodging quarters.

     9. Tenant shall cooperate with Landlord's employees in keeping its leased premises neat and clean. Tenants shall not employ any person for the purpose of such cleaning other than the Building's cleaning and maintenance personnel.

     10. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any leased area except by persons approved by Landlord, which approval shall not be unreasonably withheld.

     11. Tenant shall not make or permit any vibration or improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

     12. No machinery of any kind (other than normal office equipment) shall be operated by any tenant on its leased area without Landlord's prior written consent, nor shall any tenant use or keep in the Building any flammable or explosive fluid or substance (other than typical office supplies [e.g., photocopier toner] used in compliance with all Laws).

     13. Landlord will not be responsible for lost or stolen personal property, money or jewelry from tenant's leased premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

     14. No vending or dispensing machines of any kind may be maintained in any leased premises without the prior written permission of Landlord, which approval shall not be unreasonably withheld.

     15. Tenant shall not conduct any activity on or about the Premises or Building which will draw pickets, demonstrators, or the like.

     16. All vehicles are to be currently licensed, in good operating condition, parked for business purposes having to do with Tenant's business operated in the Premises, parked within designated parking spaces, one vehicle to each space. No vehicle shall be parked as a "billboard" vehicle in the parking lot. Any vehicle parked improperly may be towed away. Tenant, Tenant's agents, employees, vendors and customers who do not operate or park their vehicles as required shall subject the vehicle to being towed at the expense of the owner or driver. Landlord may place a "boot" on the vehicle to immobilize it and may levy a charge of $50.00 to remove the "boot." Tenant shall indemnify, hold and save harmless Landlord of any liability arising from the towing or booting of any vehicles belonging to a Tenant Party.

     17. No tenant may enter into phone rooms, electrical rooms, mechanical rooms, or other service areas of the Building unless accompanied by Landlord or the Building manager.

                                   EXHIBIT D
                                   ---------


                         TENANT FINISH-WORK: ALLOWANCE
                         -----------------------------
                         (Landlord Performs the Work)

     1.   Acceptance of Premises.  Except as set forth in this Exhibit, Tenant
          ----------------------
accepts the Premises in their "AS-IS" condition on the date that this Lease is
                               -----
entered into. Notwithstanding the foregoing, Landlord, shall, at its expense, make such alterations to ensure that the drinking fountains currently located in the Premises comply with the Americans With Disabilities Act.

     2.   Space Plans.
          -----------

          (a)  Preparation and Delivery.  Landlord and Tenant hereby approve the
               ------------------------
space plans dated December 23, 1999, prepared by da&a architects (the "Architect") depicting improvements to be installed in the Premises (the "Space
 ---------                                                                -----
Plans").
-----

          (b)  Approval Process.  [Intentionally deleted.]
               ----------------

     3.   Working Drawings.
          ----------------

          (a)  Preparation and Delivery.  On or before February 4, 2000 (the
               ------------------------
"Working Drawings Delivery Deadline"), Tenant shall provide to Landlord for its
 ----------------------------------
approval final working drawings, prepared by the Architect, of all improvements that Tenant proposes to install in the Premises; such working drawings shall include the partition layout, ceiling plan, electrical outlets and switches, telephone outlets, drawings for any modifications to the mechanical and plumbing systems of the Building, and detailed plans and specifications for the construction of the improvements called for under this Exhibit in accordance with all applicable Laws. If Tenant fails to timely deliver such drawings, then each day after the Working Drawings Delivery Deadline that such drawings are not delivered to Landlord shall be a Tenant Delay Day.

          (b)  Approval Process. Landlord shall notify Tenant whether it
               ----------------
approves of the submitted working drawings within five business days after Tenant's submission thereof. If Landlord disapproves of such working drawings, then Landlord shall notify Tenant thereof specifying in reasonable detail the reasons for such disapproval, in which case Tenant shall, within five business days after such notice, revise such working drawings in accordance with Landlord's objections and submit the revised working drawings to Landlord for its review and approval. Landlord shall notify Tenant in writing whether it approves of the resubmitted working drawings within three business days after its receipt thereof. This process shall be repeated until the working drawings have been finally approved by Tenant and Landlord. If Landlord fails to notify Tenant that it disapproves of the initial working drawings within five business days (or, in the case of resubmitted working drawings, within three business days) after the submission thereof, then Landlord shall be deemed to have approved the working drawings in question. If the working drawings are not fully approved (or deemed approved) by both Landlord and Tenant by the 15th business day after the delivery of the initial draft thereof to Landlord, then each day after such time period that such working drawings are not fully approved (or deemed approved) by both Landlord and Tenant shall constitute a Tenant Delay Day.

          (c)  Landlord's Approval; Performance of Work.  If any of Tenant's
               ----------------------------------------
proposed construction work will affect the Building's Structure or the Building's Systems, then the working drawings pertaining thereto must be approved by the Building's engineer of record. Landlord's approval of such working drawings shall not be unreasonably withheld, provided that (1) they comply with all Laws, (2) the improvements depicted thereon do not adversely affect (in the reasonable discretion of Landlord) the Building's Structure or the Building's Systems (including the Building's restrooms or mechanical rooms), the exterior appearance of the Building, or the appearance of the Building's common areas or elevator lobby areas, (3) such working drawings are sufficiently detailed to allow construction of the improvements in a good and workmanlike manner, and (4) the improvements depicted thereon conform to the rules and regulations promulgated from time to time by Landlord for the construction of tenant improvements (a copy of which has been delivered to Tenant). As used herein, "Working Drawings" shall mean the final working drawings approved by
         ----------------
Landlord, as amended from time to time by any approved changes thereto, and "Work" shall mean all improvements to be constructed in accordance with and as
 ----
indicated on the Working Drawings, together with any work required by governmental authorities to be made to other areas of the Building as a result of the improvements indicated by the Working Drawings. Landlord's approval of the Working Drawings shall not be a representation or warranty of Landlord that such drawings are adequate for any use or comply with any Law, but shall merely be the consent of Landlord thereto. Tenant shall, at Landlord's request, sign the Working Drawings to evidence its review and approval thereof. After the Working Drawings have been approved, Landlord shall cause the Work to be performed in substantial accordance with the Working Drawings.

     4.   Bidding of Work.  Constructors & Associates, Inc. of Dallas, Texas, is
          ---------------
hereby deemed approved by Landlord. If Tenant elects to use a general contractor other than Constructors & Associates, Inc., prior to commencing the Work, Landlord shall competitively bid the Work to three contractors approved by Landlord. If the estimated Total Construction Costs are expected to exceed the Construction Allowance, Tenant shall be allowed to review the submitted bids from such contractors to value engineer any of Tenant's requested alterations. In such case, Tenant shall notify Landlord of any items in the Working Drawings that Tenant desires to change within two business days after Landlord's submission thereof to Tenant. If Tenant fails to notify Landlord of its election within such two business day period, Tenant shall be deemed to have approved the bids. Within five business days following Landlord's submission to Tenant of the initial construction bids to Tenant under the foregoing provisions (if applicable), Tenant shall have completed all of the following items: (a) finalized with Landlord's representative and the proposed contractor, the pricing of any requested revisions to the bids for the Work, and (b) approved in writing any overage in the Total Construction Costs in excess of the Construction Allowance, failing which each day after such five business day period shall constitute a Tenant Delay Day.

     5.   Change Orders.  Tenant may initiate changes in the Work.  Each such
          -------------
change must receive the prior written approval of Landlord, such approval not to be unreasonably withheld or delayed; however, (a) if such requested change would adversely affect (in the reasonable discretion of Landlord) (1) the Building's Structure or the Building's Systems (including the Building's restrooms or mechanical rooms), (2) the exterior appearance of the Building, or (3) the appearance of the Building's common areas or elevator lobby areas, or (b) if any such requested change might delay the Commencement Date, Landlord may withhold its consent in its sole and absolute discretion. Tenant shall, upon completion of the Work, furnish Landlord with an accurate architectural "as-built" plan of the Work as constructed, which plan shall be incorporated into this Exhibit D by
                                                                    ---------
this reference for all purposes. If Tenant requests any changes to the Work described in the Space Plans or the Working Drawings, then such increased costs and any additional design costs incurred in connection therewith as the result of any such change shall be added to the Total Construction Costs.

     6.   Definitions.  As used herein, a "Tenant Delay Day" shall mean each
          -----------                      ----------------
day of delay in the performance of the Work that occurs (a) because of Tenant's failure to timely deliver or approve any required documentation such as the Space Plans or Working Drawings, (b) because of any change by Tenant to the Space Plans or Working Drawings, (c) because of any specification by Tenant of materials or installations in addition to or other than Landlord's standard finish-out materials, or (d) because a Tenant Party otherwise delays completion of the Work. As used herein "Substantial Completion," "Substantially
                              ----------------------    -------------
Completed," and any derivations thereof mean (1) the Work in the Premises is
---------
substantially completed (as reasonably determined by Landlord) in substantial accordance with the Working Drawings and (2) the applicable municipality has issued and Tenant has received authorization from the City of Irving (as evidenced by the issuance of so-called "green tag") to occupy the Premises. Substantial Completion shall have occurred even though minor details of construction, decoration, landscaping and mechanical adjustments remain to be completed by Landlord.

     7.   Walk-Through; Punchlist.  When Landlord considers the Work in the
          -----------------------
Premises to be Substantially Completed, Landlord will notify Tenant and within three business days thereafter, Landlord's representative and Tenant's representative shall conduct a walk-through of the Premises and identify any necessary touch-up work, repairs and minor completion items that are necessary for final completion of the Work. Neither Landlord's representative nor Tenant's representative shall unreasonably withhold his or her agreement on punchlist items. Landlord shall use reasonable efforts to cause the contractor performing the Work to complete all punchlist items within 30 days after agreement thereon; however, Landlord shall not be obligated to engage overtime labor in order to complete such items.

     8.   Excess Costs.  The entire cost of performing the Work (including
          ------------
design of the Work and preparation of the Working Drawings, costs of construction labor and materials, additional janitorial services, general tenant signage, related taxes and insurance costs, and the construction supervision fee referenced in Section 10 of this Exhibit, all of which costs are herein collectively called the "Total Construction Costs") in excess of the
                         ------------------------
Construction Allowance (hereinafter defined) shall be paid by Tenant. Upon approval of the Working Drawings and selection of a contractor, Tenant shall promptly (a) execute a work order agreement prepared by Landlord which identifies such drawings and itemizes the Total Construction Costs and sets forth the Construction Allowance, and (b) pay to Landlord 50% of the amount by which Total Construction Costs exceed the Construction Allowance. Upon Substantial Completion of the Work and before Tenant occupies the Premises to conduct business therein, Tenant shall pay to Landlord an amount equal to the Total Construction Costs (as adjusted for any approved changes to the Work), less (1) the amount of the advance payment already made by Tenant, and (2) the amount of the Construction Allowance. In the event of default of payment of such excess costs, Landlord (in addition to all other remedies) shall have the same rights as for an Event of Default under the Lease.

     9.   Construction Allowance.  Landlord shall provide to Tenant a
          ----------------------
construction allowance not to exceed $18.00 per rentable square foot in the Premises (the "Construction Allowance") to be applied toward the Total
               ----------------------
Construction Costs, as adjusted for any changes to the Work. The Construction Allowance shall not be disbursed to Tenant in cash, but shall be applied by Landlord to the payment of the Total Construction Costs, if, as, and when the cost of the Work is actually incurred and paid by Landlord. The Construction Allowance must be used within six months following the Commencement Date or shall be deemed forfeited with no further obligation by Landlord with respect thereto. From the Construction

Allowance, Tenant may apply up to $1.00 per rentable square foot in the Premises of such allowance to pay for the costs of Tenant's architectural and MEP fees.

     10.  Construction Management.  Landlord or its Affiliate or agent shall
          -----------------------
supervise the Work, make disbursements required to be made to the contractor, and act as a liaison between the contractor and Tenant and coordinate the relationship between the Work, the Building and the Building's Systems. In consideration for Landlord's construction supervision services, Tenant shall pay to Landlord a construction supervision fee equal to four percent of the Total Construction Costs.

     11.  Construction Warranty.  As part of the construction contract with
          ---------------------
general contractor performing the Work in the Premises, Landlord shall obtain a one-year construction warranty with respect to the Work therein, beginning on the date of Substantial Completion (such time period is referred to herein as the "Warranty Period"). During the Warranty Period, if Tenant notifies Landlord
     ---------------
of any defect in the workmanship or construction of the Work, then Landlord shall enforce such construction warranty against the general contractor on Tenant's behalf. Such construction warranty shall expire and be of no further force or effect (and neither the general contractor nor Landlord shall have any obligation of repair relative thereto), for any defect with respect to the Work that Tenant fails to make a written claim to Landlord relative to such defect on or before the expiration of the Warranty Period. Notwithstanding the foregoing, in no event shall Landlord or the general contractor have any liability for any defects in the Work caused by any deficiencies in the Working Drawings, and, with respect to any such defects, Tenant shall rely solely on any warranties it separately obtains from its Architect.

     12.  Early Entry by Tenant.  Tenant may enter the Premises before the
          ---------------------
Premises are in a substantially completed condition with Landlord's prior consent (which shall not be unreasonably withheld) to perform work therein (including data cabling, telephone and data equipment, security, audio/visual equipment, white noise, and furniture systems), provided that (a) Landlord is given prior written notice of any such entry, (b) such entry shall be coordinated with Landlord and shall not interfere with Landlord's work, and (c) Tenant shall deliver to Landlord evidence that the insurance required under
Section 11.(a) of this Lease has been obtained. Any such entry shall be on the terms of this Lease, but no rent shall accrue in respect of Basic Rent or Operating Costs, during the period that Tenant so enters the Premises prior to the Commencement Date. Tenant shall conduct its activities therein so as not to interfere with Landlord's construction activities, and shall do so at its risk and expense. If, in Landlord's judgment, Tenant's activities therein interfere with Landlord's construction activities, Landlord may terminate Tenant's right to enter the Premises before the Commencement Date.

     13.  Construction Representatives.  Landlord's and Tenant's representatives
          ----------------------------
for coordination of construction and approval of change orders will be as follows, provided that either party may change its representative upon written notice to the other:

     Landlord's Representative:      Kathy Boop
                                     c/o Grubb & Ellis Management Services, Inc.
                                     14785 Preston Road, Suite 1000
                                     Dallas, Texas 75240
                                     Telephone: 972-450-3300
                                     Telecopy: 972-450-3239

     Tenant's Representative:        Gina Katigbak
                                     c/o Tenfold Corporation
                                     100 Foster City Boulevard
                                     Suite 200
                                     Foster City, California  94404
                                     Telephone: 650-570-5711
                                     Telecopy: 650-570-5988

     14.  Miscellaneous.  To the extent not inconsistent with this Exhibit,
          -------------
Sections 8.(a) and 21 of this Lease shall govern the performance of the Work and Landlord's and Tenant's respective rights and obligations regarding the improvements installed pursuant thereto.

                                   EXHIBIT E
                                   ---------

                       CONFIRMATION OF COMMENCEMENT DATE
                       ---------------------------------


                             ______________, 2000


Tenfold Corporation

__________________________
__________________________
__________________________

     Re:  Lease Agreement (the "Lease") dated February 4, 2000, between W9/CGN
                                -----
          Real Estate Limited Partnership, a Delaware limited partnership ("Landlord"), and Tenfold Corporation, a Delaware corporation
            --------
          ("Tenant"). Capitalized terms used herein but not defined shall be
            ------
          given the meanings assigned to them in the Lease.

Ladies and Gentlemen:

     Landlord and Tenant agree as follows:

     1.   Condition of Premises.  Tenant has accepted possession of the Premises
          ---------------------
pursuant to the Lease. Any improvements required by the terms of the Lease to be made by Landlord have been completed to the full and complete satisfaction of Tenant in all respects except for the punchlist items described on Exhibit A
                                                                   ---------
hereto (the "Punchlist Items"), and except for such Punchlist Items, Landlord
             ---------------
has fulfilled all of its duties under the Lease with respect to such initial tenant improvements. Furthermore, Tenant acknowledges that the Premises are suitable for the Permitted Use.

     2.   Commencement Date.  The Commencement Date of the Lease is __________,
          -----------------
2000.

     3.   Expiration Date.  The Term is scheduled to expire on the last day of
          ---------------
the 60th full calendar month of the Term, which date is ______________, 2005.

     4.   Contact Person.  Tenant's contact person in the Premises is:
          --------------

          Tenfold Corporation
          600 Las Colinas Boulevard, Suite 600
          Irving, Texas 75039
          Attention: ____________________
          Telephone:  ____- ___-_____
          Telecopy:  ____- ___-_____

     5.   Ratification.  Tenant hereby ratifies and confirms its obligations
          ------------
under the Lease, and represents and warrants to Landlord that it has no defenses thereto. Additionally, Tenant further confirms and ratifies that, as of the date hereof, (a) the Lease is and remains in good standing and in full force and effect, and (b) Tenant has no claims, counterclaims, set-offs or defenses against Landlord arising out of the Lease or in any way relating thereto or arising out of any other transaction between Landlord and Tenant.

     6.   Binding Effect; Governing Law.  Except as modified hereby, the Lease
          -----------------------------
shall remain in full effect and this letter shall be binding upon Landlord and Tenant and their respective successors and assigns. If any inconsistency exists or arises between the terms of this letter and the terms of the Lease, the terms of this letter shall prevail. This letter shall be governed by the laws of the state in which the Premises are located.

     Please indicate your agreement to the above matters by signing this letter in the space indicated below and returning an executed original to us.

                                        Sincerely,

                                        GRUBB & ELLIS MANAGEMENT SERVICES, INC.


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


Agreed and accepted:

TENFOLD CORPORATION, a Delaware corporation


By:________________________________
Name:______________________________
Title:_____________________________

                                   EXHIBIT A
                                   ---------


                                PUNCHLIST ITEMS
                                ---------------

Please insert any punchlist items that remain to be performed by Landlord. If no items are listed below by Tenant, none shall be deemed to exist.

                                   EXHIBIT F
                                   ---------


                      FORM OF TENANT ESTOPPEL CERTIFICATE
                      -----------------------------------


     The undersigned is the Tenant under the Lease (defined below) between _______________________, a ___________________, as Landlord, and the undersigned as Tenant, for the Premises on the __________ floor(s) of the office building located at _____________________, __________ and commonly known as
_______________________, and hereby certifies as follows:

     1. The Lease consists of the original Lease Agreement dated as of ___________, 2000, between Tenant and Landlord ['s predecessor-in-interest] and the following amendments or modifications thereto (if none, please state "none"):________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

The documents listed above are herein collectively referred to as the "Lease"
                                                                       -----
and represent the entire agreement between the parties with respect to the Premises. All capitalized terms used herein but not defined shall be given the meaning assigned to them in the Lease.

     2. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Section 1 above.

     3. The Term commenced on __________________, 200__, and the Term expires, excluding any renewal options, on _____________________, 200__, and Tenant has no option to purchase all or any part of the Premises or the Building or, except as expressly set forth in the Lease, any option to terminate or cancel the Lease.

     4. Tenant currently occupies the Premises described in the Lease and Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows (if none, please state "none"):_________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     5. All monthly installments of Basic Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through _____________. The current monthly installment of Basic Rent is $__________.

     6. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, Tenant has not delivered any notice to Landlord regarding a default by Landlord thereunder.

     7. As of the date hereof, there are no existing defenses or offsets, or, to the undersigned's knowledge, claims or any basis for a claim, that the undersigned has against Landlord and no event has occurred and no condition exists, which, with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

     8. No rental has been paid more than 30 days in advance and no security deposit has been delivered to Landlord except as provided in the Lease.

     9. If Tenant is a corporation, partnership or other business entity, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the state in which the Premises are located and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

     10. There are no actions pending against Tenant under any bankruptcy or similar laws of the United States or any state.

     11. Other than in compliance with all applicable laws and incidental to the ordinary course of the use of the Premises, the undersigned has not used or stored any hazardous substances in the Premises.

     12. All tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full.

     Tenant acknowledges that this Estoppel Certificate may be delivered to Landlord, Landlord's Mortgagee or to a prospective mortgagee or prospective purchaser, and their respective successors and assigns, and acknowledges that Landlord, Landlord's Mortgagee and/or such prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in disbursing loan advances or making a new loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of disbursing loan advances or making such loan or acquiring such property.

Executed as of __________, 200_.


TENANT:                                 _______________________________________,
                                        a ______________________________________


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   EXHIBIT G
                                   ---------


                                    PARKING
                                    -------

     Tenant may use up to 108 undesignated parking spaces and seven reserved parking spaces in the parking garage/area associated with the Building (the "Parking Area") during the initial Term subject to such terms, conditions and
 ------------
regulations as are from time to time applicable to patrons of the Parking Area. Prior to April 1, 2003, the parking spaces granted to Tenant hereunder shall be provided at no charge to Tenant. On and after April 1, 2003, and continuing until the end of the initial Term, Tenant shall pay $40.00 per undesignated parking space per month (plus any applicable taxes) for each undesignated parking space leased hereunder and $125.00 (plus any applicable taxes) for each of the reserved parking spaces leased hereunder, in each case, regardless of whether Tenant elects to use such parking spaces. Following the expiration of the initial Term, Tenant shall pay to Landlord for each parking space leased hereunder, regardless of whether Tenant elects to use such parking space, the amount charged to patrons of the Parking Area, as the same may change from time to time. If, for any reason, Landlord is unable to provide Tenant the use of all or any portion of the parking spaces to which it is entitled hereunder, then Tenant's obligation to pay for such spaces shall be abated for so long as Tenant does not have the use thereof; this abatement shall be in full settlement of all claims that Tenant might otherwise have against Landlord because of Landlord's failure or inability to provide Tenant with such parking spaces.

                                   EXHIBIT H
                                   ---------


                                RENEWAL OPTION
                                --------------

     Provided no Event of Default exists and Tenant is occupying the entire Premises at the time of such election, Tenant may renew this Lease for one additional period of five years, by delivering written notice of the exercise thereof to Landlord not earlier than 12 months nor later than nine months before the expiration of the Term. The Basic Rent payable for each month during such extended Term shall be the prevailing rental rate (the "Prevailing Rental
                                                        -----------------
Rate"), at the commencement of such extended Term, for renewals of space in the Building of equivalent quality, size, utility and location, with the length of the extended Term and the credit standing of Tenant to be taken into account. Within 30 days after receipt of Tenant's notice to renew, Landlord shall deliver to Tenant written notice of the Prevailing Rental Rate and shall advise Tenant of the required adjustment to Basic Rent, if any, and the other terms and conditions offered. Tenant shall, within ten days after receipt of Landlord's notice, notify Landlord in writing whether Tenant accepts or rejects Landlord's determination of the Prevailing Rental Rate. If Tenant timely notifies Landlord that Tenant accepts Landlord's determination of the Prevailing Rental Rate, then, on or before the commencement date of the extended Term, Landlord and Tenant shall execute an amendment to this Lease extending the Term on the same terms provided in this Lease, except as follows:

          (a)  Basic Rent shall be adjusted to the Prevailing Rental Rate;

          (b) Tenant shall have no further renewal option unless expressly granted by Landlord in writing;

          (c) Landlord shall lease to Tenant the Premises in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, and the like) or other tenant inducements; and

          (d) Tenant shall pay for the parking spaces which it is entitled to use at the rates from time to time charged to patrons of the Parking Area and/or any other parking area associated with the Building during the extended Term (plus all applicable taxes).

If Tenant rejects Landlord's determination of the Prevailing Rental Rate, and timely notifies Landlord thereof, Tenant may, in its notice to Landlord, require that the determination of the Prevailing Rental Rate be made by brokers (and if Tenant makes such election, Tenant shall be deemed to have irrevocably renewed the Term, subject only to the determination of the Prevailing Rental Rate as provided below). In such event, within ten days thereafter, each party shall select a qualified commercial real estate broker with at least ten years experience in appraising property and buildings in the city or submarket in which the Premises are located. The two brokers shall give their opinion of prevailing rental rates within 20 days after their retention. In no event, however, shall the Basic Rent in the renewal term be less than the then current Basic Rent rate per rentable square foot in effect hereunder. In the event the opinions of the two brokers differ and, after good faith efforts over the succeeding 20 day period, they cannot mutually agree, the brokers shall immediately and jointly appoint a third broker with the qualifications specified above. This third broker shall immediately (within five days) choose either the determination of Landlord's broker or Tenant's broker and such choice of this third broker shall be final and binding on Landlord and Tenant. Each party shall pay its own costs for its real estate broker. Following the determination of the Prevailing Rental Rate by the brokers, the parties shall equally share the costs of any third broker. The parties shall immediately execute an amendment as set forth above. If Tenant fails to timely notify Landlord in writing that Tenant accepts or rejects Landlord's determination of the Prevailing Rental Rate, time being of the essence with respect thereto, Tenant's rights under this Exhibit shall terminate and Tenant shall have no right to renew this Lease.

     Tenant's rights under this Exhibit shall terminate if (1) this Lease or Tenant's right to possession of the Premises is terminated, (2) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises, or (3) Tenant fails to timely exercise its option under this Exhibit, time being of the essence with respect to Tenant's exercise thereof.

                                   EXHIBIT I
                                   ---------


                          RIGHT OF FIRST OPPORTUNITY
                          --------------------------

     1. Subject to then-existing renewal or expansion options of other tenants, if Landlord has a bona fide prospect other than the then-current tenant therein (the "Prospect") for any portion of the space on the fifth floor
              --------
designated on Exhibit A (the "Opportunity Space"), Landlord shall offer to lease
              ---------       -----------------
to Tenant the Opportunity Space on the same terms and conditions as offered to the Prospect; such offer shall be in writing, specify the rent to be paid for the Opportunity Space, contain the basic terms and conditions offered to the Prospect and the date on which the Opportunity Space shall be included in the Premises (the "Opportunity Notice"). Tenant shall notify Landlord in writing
               ------------------
whether Tenant elects to lease the entire portion of the Opportunity Space subject to the same terms and conditions as offered to the Prospect as outlined in the Opportunity Notice within five business days after Landlord delivers to Tenant the Opportunity Notice. If Tenant timely elects to lease the Opportunity Space within such five-business-day period, then Landlord and Tenant shall execute an amendment to this Lease, effective as of the date the Opportunity Space is to be included in the Premises, on the same terms as this Lease except
(a) the Basic Rent shall be the amount specified in the Offer Notice, (b) the term for the Opportunity Space shall be that specified in the Offer Notice, (c) Tenant shall lease the Opportunity Space in an "AS-IS" condition, Landlord shall
                                                -----
not be required to perform any work therein, and Landlord shall not provide to Tenant any allowances other than those contained in the Opportunity Notice (e.g., moving allowance, construction allowance, and the like) if any, and (d) other matters set forth in the Lease which are inconsistent with the terms of the Opportunity Notice shall be modified accordingly. Notwithstanding the foregoing, if the Opportunity Notice includes space in excess of the Opportunity Space, Tenant must exercise its right hereunder, if at all, as to all of the space contained in the Opportunity Notice. If Tenant fails or is unable to timely exercise its right hereunder, then such right shall lapse, time being of the essence with respect to the exercise thereof (it being understood that Tenant's right hereunder is a one-time right only), and Landlord may lease all or a portion of the Opportunity Space to third parties on such terms as Landlord may elect. Tenant may not exercise its rights under this Exhibit if an Event of Default exists or Tenant is not then occupying the entire Premises. For purposes hereof, if an Opportunity Notice is delivered for less than all of the Opportunity Space but such notice provides for an expansion, right of first refusal, or other preferential right to lease some of the remaining portion of the Opportunity Space, then such remaining portion of the Opportunity Space shall thereafter be excluded from the provisions of this Exhibit.

     2. Prior to September 30, 2001, if Tenant is unable to exercise its rights as provided hereunder as to the Opportunity Space due to the exercise by JPI, Inc., a Texas corporation, of its right to renew its lease as to any portion of the Opportunity Space, then, as soon as reasonably practicable, Landlord shall designate as the Opportunity Space the next available space in the Building that consists of between 15,000 rentable square feet of area and a full floor of the Building, and Tenant's rights as provided hereunder shall continue only as to such newly-designated Opportunity Space subject to the terms and conditions of this Exhibit G.
                       ---------

     3. Tenant's rights under this Exhibit shall terminate if (a) this Lease or Tenant's right to possession of the Premises is terminated, (b) Tenant assigns any of its interest in this Lease or sublets any portion of the Premises other than to a Permitted Transferee, or (c) Tenant fails timely to exercise its option as to any portion of the Opportunity Space; provided, however, that if Landlord delivers to Tenant the Opportunity Notice before January 1, 2001 and Tenant does not elect to lease the Opportunity Space as provided in paragraph 1 of this Exhibit G within five business days after Landlord delivers to Tenant
        ---------
the

Opportunity Notice, then, as soon as reasonably practicable, Landlord shall designate as the Opportunity Space the next available space in the Building that consists of between 15,000 rentable square feet of area and a full floor of the Building, and Tenant's rights as provided hereunder shall not terminate but shall continue only as to such newly-designated Opportunity Space subject to the terms and conditions of this Exhibit G.
                             ---------

                             FORM OF OFFER NOTICE
                             --------------------

[Insert Date of Notice]



BY TELECOPY AND FEDERAL EXPRESS
-------------------------------
Tenfold Corporation

_________________________________
_________________________________
_________________________________


     Re:  Lease Agreement (the "Lease") dated February 4, 2000, between W9/CGN
                                -----
          Real Estate Limited Partnership, a Delaware limited partnership ("Landlord"), and Tenfold Corporation, a Delaware corporation
            --------                                      ------
          ("Tenant"). Capitalized terms used herein but not defined shall be
            ------
          given the meanings assigned to them in the Lease.

Ladies and Gentlemen:

     Pursuant to the Right of First Offer attached to the Lease, enclosed please find an Offer Notice on Suite ______. The basic terms and conditions are as follows:



LOCATION:           ____________________________________________

SIZE:               ___________ rentable square feet

BASIC RENT RATE:    $______ per month

TERM:               ____________________________________________

IMPROVEMENTS:       ____________________________________________

COMMENCEMENT:       ____________________________________________

PARKING TERMS:      ____________________________________________

OTHER MATERIAL TERMS: ___________________________________________

     Under the terms of the Right of First Offer, you must exercise your rights, if at all, as to the Offer Space on the depiction attached to this Offer Notice within ______ days after Landlord delivers such Offer Notice. Accordingly, you have until 5:00 p.m. local time on _______________, 200__, to exercise your rights under the Right of First Offer and accept the terms as contained herein, failing which your rights under the Right of First Offer shall terminate and Landlord shall be free to lease the Offer Space to any third party.

If possible, any earlier response would be appreciated. Please note that your acceptance of this Offer Notice shall be irrevocable and may not be rescinded.

     Upon receipt of your acceptance herein, Landlord and Tenant shall execute an amendment to the Lease memorializing the terms of this Offer Notice including the inclusion of the Offer Space in the Premises; provided, however, that the failure by Landlord and Tenant to execute such amendment shall not affect the inclusion of such Offer Space in the Premises in accordance with this Offer Notice.

     THE FAILURE TO ACCEPT THIS OFFER NOTICE BY (1) DESIGNATING THE "ACCEPTED" BOX, AND (2) EXECUTING AND RETURNING THIS OFFER NOTICE TO LANDLORD WITHOUT MODIFICATION WITHIN SUCH TIME PERIOD SHALL BE DEEMED A WAIVER OF TENANT'S RIGHTS UNDER THE RIGHT OF FIRST OFFER, AND TENANT SHALL HAVE NO FURTHER RIGHTS TO THE OFFER SPACE. THE FAILURE TO EXECUTE THIS LETTER WITHIN SUCH TIME PERIOD SHALL BE DEEMED A WAIVER OF THIS OFFER NOTICE.

     Should you have any questions, do not hesitate to call.

Sincerely,

________________________________
________________________________
________________________________

[please check appropriate box]

ACCEPTED  [_]
REJECTED  [_]

TENFOLD CORPORATION, a Delaware corporation


By:    ____________________________
Name:  ____________________________
Title: ____________________________
Date:  ____________________________

Enclosure [attach depiction of Offer Space]

                                   EXHIBIT J
                                   ---------


                           FORM OF LETTER OF CREDIT
                           ------------------------


                            ________________, 200__


                IRREVOCABLE, UNCONDITIONAL LETTER OF CREDIT NO.____


W9/CGN Real Estate Limited Partnership
c/o Archon Group, L.P.
600 Las Colinas Boulevard, Suite 400
Irving, Texas 75039

Gentlemen:

     ________________________, a national banking association ("Bank"), of
                                                                ----
________, _______________ hereby issues its Irrevocable, Unconditional Letter of Credit in favor of W9/CGN REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership, and/or its successors and assigns ("Landlord") for the account of
                                                 --------
TENFOLD CORPORATION, a Delaware corporation ("Tenant") up to the aggregate
                                              ------
amount of $__________, available at sight by the drafts of Landlord on the Bank. Drafts drawn on this Letter of Credit will be honored when presented, accompanied only by a letter or certificate executed by a representative of Landlord stating that it is entitled to draw on this Letter of Credit under the terms of the Lease Agreement, dated as of February 4, 2000, between Landlord and Tenant. Partial draws shall be permitted hereunder. This Letter of Credit may be assigned.

     The Bank shall be entitled (and required) to rely upon the statements contained in the above-described letter or certificate and will have no obligation to verify the truth of any statements set forth therein.

     The Bank hereby agrees with drawers, endorsers, and bona fide holders of this Letter of Credit that all drafts drawn by reason of this Letter of Credit and in accordance with the above conditions, will meet with due honor when presented at the office of the Bank in _______________, _______________.

     The obligations of the Bank shall not be subject to any claim or defense by reason of the invalidity, illegality, or inability to enforce any of the agreement set forth in the Lease.

     This Letter of Credit is subject to the Uniform Customs and Practices for Documentary Credits (1993 Revision) fixed by the International Chamber of Commerce (publication 500) when not in conflict with the express terms of this Letter of Credit or with the provisions of Article 5 of the Texas Business and Commerce Code, as amended.

     This Letter of Credit shall terminate at 3:00 p.m. Central Daylight Savings Time on the first anniversary date following the date hereof.

     Amounts drawn upon this Letter of Credit are to be endorsed on the reverse side of this Letter of Credit by the negotiating bank.

     THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES THAT MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                              _____________________________________________


                              By:__________________________________________
                              Name:________________________________________
                              Title:_______________________________________

                                   EXHIBIT K
                                   ---------


                        SCHEDULE OF JANITORIAL SERVICES
                        -------------------------------

OFFICE AREAS:
------------

     1. Empty, clean and damp dust all waste receptacles and remove waste paper and rubbish from the Premises nightly; wash receptacles as necessary.

     2. Empty and clean all ash trays, screen all sand urns nightly and supply and replace sand as necessary.

     3. Vacuum all rugs and carpeted areas in offices, lobbies and corridors nightly. Spot clean carpets as needed.

     4. Hand dust and wipe clean with damp or treated cloth all office furniture, files, fixtures, paneling, window sills and other horizontal surfaces nightly; wash window sills when necessary.

     5.   Damp wipe and polish all glass furniture tops nightly.

     6. Remove all finger marks and smudges from vertical surfaces, including doors, door frames, around light switches, private entrance glass and partitions nightly.

     7.   Wash clean all water coolers nightly.

     8.   Sweep all stairways nightly, vacuum if carpeted.

     9. Police all stairwells throughout the entire building daily and keep in clean condition.

     10.  Damp mop spillage in office and public areas as required.

     11.  Damp dust all telephones as necessary.


WASHROOMS:
---------

     1.   Mop, rinse and dry floors nightly.

     2.   Scrub floors weekly.

     3.   Clean all mirrors, bright work and enameled surfaces nightly.

     4. Wash and disinfect all basis, urinals and bowls nightly, using non-abrasive cleaners to remove stains and clean underside of rim on urinals and bowls nightly.

     5. Wash both sides of all toilet seats with soap and water and disinfect nightly.

     6. Damp wipe nightly, wash all partitions, tile walls and outside surface of all dispensers and receptacles.

     7. Empty and sanitize all receptacles and sanitary disposals nightly; thoroughly clean and wash at least once per week.

     8. Fill toilet tissue, soap, towel and sanitary napkin dispensers nightly.

     9. Clean flushometers, piping, toilet seat hinges and other metal work nightly.

     10. Wash and polish all wall, partitions, tile walls and enamel surfaces from trim to floor monthly or as needed.

     11. Vacuum all louvers, ventilating grills, and dust light fixtures monthly.


FLOORS:
------

     1. Ceramic tile, marble and terrazzo floors to be swept and buffed nightly and washed or scrubbed as necessary.

     2. Vinyl asbestos, asphalt, vinyl, rubber or other composition floors and bases to be swept nightly; such floors in public areas on multiple tenancy floors to be waxed and buffed as needed.

     3.   Tile floors in office areas will be washed and buffed monthly.

     4.   All vinyl floors stripped and rewaxed as necessary.

     5.   All carpeted areas and rugs to be vacuumed clean nightly.

     6.   Detail vacuuming shall be performed as necessary.


RAISED COMPUTER FLOORS:
----------------------

     1.   Dry mop and spot clean all computer flooring nightly.

     2. West mop all computer flooring at least once weekly. Mopping may be performed on separate sections of the computer flooring on successive nights, as long as entire raised flooring is mopped once during each one-week period.

     3.   Buff all computer flooring monthly.

     4. Computer sub-flooring shall be cleaned annually by contractor, or as necessary.

GLASS:
-----

     1. Clean glass entrance doors, adjacent glass panels, and any common area glass nightly.


HIGH DUSTING (as needed):
------------

     1. Dust and wipe clean all closet shelving when empty and carpet sweep or dry mop all floors in closets if such are empty.

     2.   Dust all picture frames, charts, graphs, and similar wall hangings.

     3. Dust clean all verticals such as walls, partitions, doors, door bucks, and other surfaces above shoulder height.

     4. Damp dust all ceiling air conditions diffusers, wall grilles, registers and other ventilating louvers.

     5. Dust the exterior surfaces of lighting fixtures, including glass and plastic enclosures.

     6.   Dust all mini blinds.


ELEVATORS:
---------

     1.   Carpets will be vacuumed daily and spot cleaned as necessary.

     2.   Exterior and interior doors and trim will be dusted nightly.

     3.   Cabinets will be dusted nightly.

     4.   Control and dispatch panels will be dusted and polished as necessary.

     5.   Elevator thresholds will be cleaned nightly.

     6.   Hardwood surfaces will be kept clean.

     7.   Telephones will be kept dust free.


GENERAL:
-------

     1. Wipe all interior metal window frames, mullions, and other unpainted interior metal surfaces of the perimeter walls of the building each time the interior of the window is washed (as requested by the Manager).

     2. Keep slopsink rooms in a clean, neat and orderly condition at all times.

     3. Wipe clean and polish all metal hardware fixtures and other bright work nightly.

     4. Dust and/or wash all directory boards as required, remove fingerprints and smudges nightly.

     5. Maintain building lobby, corridors and other public areas in a clean condition.

     6. Dust fire extinguishers and cabinets nightly (interior and exterior); wash as necessary.

     7. All baseboards (resilient flooring and carpeted areas) will be washed and wiped clean as necessary.

     8.   Vacuum entrance mats nightly.

     9. Perform special cleaning needs of individual tenants only as authorized and directed by the Manger.

     10. Properly maintain exterior of building at ground level by ensuring that curtain wall, glass, marble, etc., is kept in a clean condition. Exterior stainless steel is to be cleaned or polished weekly.

     11.  Polish standpipes and sprinkler siamese connections as necessary.

                                   EXHIBIT L
                                   ---------

                 SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT
                 -------------------------------------------------------

     This Subordination, Non-Disturbance, and Attornment Agreement ("Agreement")
                                                                     ---------
is made as of February 4, 2000, by and among LaSALLE NATIONAL BANK, with a place
                       -
of business at 135 South LaSalle Street, Chicago, Illinois 60603 ("Collateral
                                                                   ----------
Agent"), W9/CGN REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership
-----
("Landlord"), and TENFOLD CORPORATION, a Delaware corporation, with a place of
  --------
business as stated in the Lease (as defined below) ("Tenant").
                                                     ------

     A. Tenant has entered into a certain lease dated February 4, 2000 (the "Lease"), with Landlord covering certain premises (the "Premises") at the
 -----                                                  --------
property known as 600 Las Colinas Boulevard, Irving, Texas 75039 (the
"property").
 --------

     B. The Collateral Agent is acting for the benefit of certain Lenders (the "Lenders") in connection with a loan to Landlord (the "Loan") secured by a First
 -------                                               ----
Deed of Trust, Security Agreement and Fixture Filing (the "Mortgage") and by
                                                           --------
other security instruments (the Mortgage, such other security instruments and the loan agreement, collectively, the "Loan Documents").
                                       --------------

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby covenant and agree as follows:

     1.   Subordination.  The Lease and all rights created thereby are and shall
          -------------
be subject and subordinate to the Loan Documents and to any and all renewals, modifications, consolidations, replacements, and extensions thereof and all advances made thereunder, to the full extent of all sums due to the Lenders. The Loan Documents shall take priority over the Lease and shall be entitled to the same rights and privileges, both at law and in equity, as the Loan Documents would have had if they had been executed, delivered, and recorded prior to the execution, delivery, or recording of the Lease.

     2.   Non-Disturbance.  If the Lenders or any of their agents succeed to the
          ---------------
interest of Landlord under the Lease and no event of default shall then be continuing under the Lease, the Lenders or such agents shall not disturb Tenant's possession of the Premises or its rights under the Lease, except in accordance with the terms of the Lease and this Agreement, and the Lease shall continue as a lease between Tenant and Lenders or such agents. Neither Lenders nor their agents shall join Tenant in summary or foreclosure proceedings, provided the Lease is then in full force and effect and Tenant is not in default thereunder.

     3.   Attornment.  Tenant agrees that, following foreclosure or any deed in
          ----------
lieu of foreclosure, it will attorn to, and recognize as its landlord, the Lenders or any agent acting on behalf of the Lenders or any purchaser at a foreclosure sale and their respective successors and assigns (the "Successor
                                                                   ---------
Landlord") for the unexpired balance of the term of the Lease (and any
--------
extensions, if exercised) upon the same terms and conditions as are set forth in the Lease. This agreement shall be effective without further written agreement, but, on request of such Successor Landlord, Tenant agrees to execute and deliver an agreement of attornment of similar import to this Agreement. Tenant agrees that foreclosure of the Mortgage will not be a constructive eviction of Tenant. Tenant shall not join, appear, or petition to become a party in any foreclosure action.

     4.   Liability of Lenders.  If a Successor Landlord succeeds to the
          --------------------
interest of Landlord under the Lease, such Successor Landlord shall assume and perform (but only while such Successor Landlord is the owner of the Property) all of Landlord's obligations under the Lease, except that the Successor Landlord shall not be:

          (a) liable for any action or omission of any prior landlord, including the present Landlord (the "Former Landlord");
                                     ---------------

          (b) liable for the return of any security deposit not actually received by such Successor Landlord;

          (c) subject to any offsets or defenses which Tenant might have against the Former Landlord (including any claim for damages of any kind whatsoever as the result of any breach by a Former Landlord that occurred before the date of attornment) (the "Offset Rights");
                              -------------

          (d) bound by any rent or additional rent which Tenant might have paid for more than the then current month to any Former Landlord;

          (e) bound by any assignment, surrender, termination, cancellation, amendment, or modification of the Lease made without its express written consent;

          (f)  bound by any sum(s) that any Former Landlord owed to Tenant; or

          (g) bound by any obligation of a Former Landlord under the Lease to make, pay for, or reimburse Tenant for any alterations, demolition, or other improvements or work (other than day-to-day maintenance and repairs).

     5.   Notice and Right to Cure.  Tenant agrees to give the Collateral Agent
          ------------------------
at the time given to Landlord a copy of any notice of default served upon Landlord. If Landlord fails to cure such default within the time provided for in the Lease, the Collateral Agent and the Lenders shall have the right, but not the obligation, to cure such default within a reasonable time thereafter (but in no event more than 60 days from the expiration of Landlord's cure period), or if such default cannot be cured within such reasonable time then such additional time as may be necessary to cure such default, provided the Collateral Agent and/or the Lenders have commenced and are diligently pursuing the remedies necessary to cure such default (including, without limitation, commencement of foreclosure proceedings if necessary to effect such cure). In such event, the Lease shall not be terminated or the rights of Landlord under the Lease forfeited or adversely affected during such reasonable time or while the Collateral Agent and/or the Lenders diligently pursue such remedies. Neither the Collateral Agent nor any Lender shall have any obligation to cure, or liability or obligation for not curing.

     6.   Assignment of Lease.  Tenant acknowledges that the Lease is being
          -------------------
assigned to the Collateral Agent under the Loan Documents. The interest of Landlord in the Lease is being assigned to the Collateral Agent, but the Collateral Agent assumes no duty, liability, or obligation whatever under the Lease. Unless and until different written instructions from the Collateral Agent are received by Tenant, all rent payments under the Lease shall be paid directly to the Cash Receipts Account (as defined in the Loan Agreement) in accordance with the terms of the tenant notice delivered to Tenant by Landlord pursuant to the Loan Agreement, a copy of which is attached hereto.

     7.   Effect of Foreclosure.  Any right of Tenant to purchase the Property,
          ---------------------
including any right of first refusal, shall not apply to a foreclosure sale.

     8.   Exculpation of Successor Landlord.  Notwithstanding anything to the
          ---------------------------------
contrary in this Agreement or the Lease, upon any attornment pursuant to this Agreement the Lease shall be deemed to have been automatically amended to provide that Successor Landlord's obligations and liability under the Lease shall never extend beyond Successor Landlord's (or its successors' or assigns') interest, if any, in the premises covered by the Lease from time to time, including insurance and condemnation proceeds and Successor Landlord's interest in the Lease (collectively, "Successor Landlord's Interest"). Tenant shall look
                             -----------------------------
exclusively to Successor Landlord's Interest (or that of its successors and assigns) for payment or discharge of any obligations of Successor Landlord under the Lease as affected by this Agreement. If Tenant obtains any money judgment against Successor Landlord with respect to the Lease or the relationship between Successor Landlord and Tenant, then Tenant shall look solely to Successor Landlord's Interest (or that of its successors and assigns) to collect such judgment. Tenant shall not collect or attempt to collect any such judgment out of any other assets of Successor Landlord.

     9.   Interpretation; Governing Law.  The interpretation, validity and
          -----------------------------
enforcement of this Agreement shall be governed by and construed under the internal laws of the State of New York, excluding its principles of conflict of laws.

     10.  Amendments.  No modification, amendment, waiver, or release of any
          ----------
provisions of this Agreement or of any right, obligation, claim or cause of action arising hereunder shall be valid or binding for any purpose whatsoever unless in writing and duly executed by the party against which the same is sought to be asserted.

     11.  Notices.  All notices, directions, demands, requests, permissions,
          -------
approvals, consents, elections or other communications permitted or required to be given hereunder (singly, a "notice" or collectively, "notices") shall be in
                               ------                    -------
writing, shall be effective for all purposes if hand delivered or sent by expedited prepaid delivery service (either commercial or United States Postal Service) with proof of delivery, and shall be deemed given on the date of actual receipt by the entity to which it is directed, notwithstanding any further direction to the attention of any individual or department. Notices shall be addressed to any party hereto at its address first above written. Notices to the Lenders shall be addressed to the Collateral Agent on the Lenders' behalf at the address of the Collateral Agent first above written. Any address or name specified above may be changed by a notice given in accordance with this Section. The inability to deliver because of a changed address of which no notice was given, rejection, or other refusal to accept any notice shall be deemed to be the receipt of the notice as of the date of such inability to deliver, rejection, or refusal to accept.

     12.  Successors and Assigns.  The terms of this Agreement shall be binding
          ----------------------
upon, inure to benefit of, and be enforceable by, the parties and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

LENDER:                       LaSALLE NATIONAL BANK, as Collateral Agent


                              By:_________________________________________
                              Name:_______________________________________
                              Title:______________________________________

LANDLORD:                     W9/CGN REAL ESTATE LIMITED PARTNERSHIP, a
                              Delaware limited partnership

                              By: W9/CGN Gen-Par, Inc., a Delaware corporation, its general partner


                                   By:____________________________________
                                   Name:__________________________________
                                   Title:_________________________________

TENANT:                       TENFOLD CORPORATION, a Delaware corporation


                              By:_________________________________________
                              Name:_______________________________________
                              Title:______________________________________